Exhibit 10.18

EQUITY PURCHASE AGREEMENT

Sellers

Choi, Pyungho

Lee, Youngjae

Song, Hyojeong

CY Holdings Co., Ltd.

Park, Soogyeong

Hyun, Nayoung

Lee, Myeonghyeon

Kim, Minsoo

Purchaser

K Enter Holdings Inc.

March 31, 2023

Execution Copy (2023. 3. 31.)

TABLE OF CONTENTS

ARTICLE 1. DEFINITIONS		4

ARTICLE 2. SALE AND PURCHASE OF THE SALE EQUITY		7
2.1	Purchase and Sale	7
2.2	Purchase Price	8

ARTICLE 3. CLOSING		8
3.1	Closing	8
3.2	Sellers’ Performance Obligations at the Closing	8
3.3	Purchaser’s Performance Obligations at the Closing	9

ARTICLE 4. REPRESENTATIONS AND WARRANTIES		9
4.1.	Sellers’ Representations and Warranties Relating to the Seller	9
4.2	Sellers’ Representations and Warranties Relating to the Company	9
4.3	Purchaser’s Representations and Warranties Relating to the Purchaser	9

ARTICLE 5. COVENANTS		10
5.1	Pre-Closing Covenants	10
5.2	Post-Closing Covenants	11

ARTICLE 6. CONDITIONS PRECEDENT TO CLOSING		12
6.1	Conditions Precedent to the Obligations of the Purchaser	12
6.2	Conditions Precedent to the Obligations of the Sellers	13
6.3	Non-fulfillment of Conditions Precedent	14

ARTICLE 7. INDEMNIFICATION		14
7.1	Indemnification by the Sellers	14
7.2	Indemnification by the Purchaser	14
7.3	Treatment of Indemnification	14

ARTICLE 8. TERMINATION		14
8.1	Termination by Mutual Agreement	14
8.2	Termination by the Seller or the Purchaser	14
8.3	Exercise of Termination Rights	15
8.4	Effect of Termination	15

Execution Copy (2023. 3. 31.)

ARTICLE 9. MISCELLANEOUS		15
9.1	Confidentiality	15
9.2	Entire Agreement	16
9.3	Amendment	16
9.4	Waivers	16
9.5	No Assignment	16
9.6	Expenses; Taxes	16
9.7	Notices	16
9.8	Severability	19
9.9	Counterparts	19
9.10	Governing Law; Dispute Resolution	19

EXHIBIT 4.1

EXHIBIT 4.2

EXHIBIT 4.2(17)

EXHIBIT 4.3

EXHIBIT 5.1(3)(iii)

EXHIBIT 5.1(9)

Execution Copy (2023. 3. 31.)

EQUITY PURCHASE AGREEMENT

This EQUITY PURCHASE AGREEMENT (this “Agreement”) is made and entered into on this 31st day of March, 2023 (“Effective Date”) by and among:

(i)	Choi, Pyungho, an individual (Date of Birth: January 5, 1957) having an address at 1208-504, 165, Seopangyo-ro, Bundang-gu, Seongnam-si, Gyeonggi-do, Republic of Korea (“Korea”) (“Seller 1”);

(ii)	Lee, Youngjae, an individual (Date of Birth: December 11, 1973) having an address at 514-1001, 361, Buljeong-ro, Bundang-gu, Seongnam-si, Gyeonggi-do, Korea (“Seller 2”);

(iii)	Song, Hyojeong, an individual (Date of Birth: August 14, 1982) having an address at 404-ho, 1-170, Yejang-dong, Jung-gu, Seoul, Korea (“Seller 3”);

(iv)	CY Holdings Co., Ltd., a company having its principal place of business at 9th Fl., Milbridgehall, 112, Yeoksam-ro, Gangnam-gu, Seoul, Korea (business license number: 361-88-01367) (“Seller 4”);

(v)	Park, Soogyeong, an individual (Date of Birth: September 7, 1977) having an address at 403-ho, Roma Pavillion, 538-1, Sinwol-dong, Yangcheon-gu, Seoul, Korea (“Seller 5”);

(vi)	Hyun, Nayoung, an individual (Date of Birth: April 30, 1979) having an address at 102-107-ho, 184, Daesan-ro, Ilsanseo-gu, Goyang-si, Gyeonggi-do, Korea (“Seller 6”);

(vii)	Lee, Myeonghyeon, an individual (Date of Birth: June 13, 1985) having an address at 205-ho, 7, Daerim-ro 31-gil, Yeongdeungpo-gu, Seoul, Korea (“Seller 7”); and

(viii)	Kim, Minsoo, an individual (Date of Birth: February 16, 1996) having an address at 514-502, 63, Heolleung-ro 590-gil, Gangnam-gu, Seoul, Korea (“Seller 8”).

Seller 1, Seller 2, Seller 3, Seller 4, Seller 5, Seller 6, Seller 7 and Seller 8 shall hereinafter be referred to individually as a “Seller” and collectively as the “Sellers.”

(ix)	K Enter Holdings Inc., a company having its principal place of business at 16192 Coastal Highway, Lewes, Delaware 19958, County of Sussex (the “Purchaser”).

The Sellers and the Purchaser shall hereinafter be referred to individually as a “Party” and collectively as the “Parties.”

WITNESSETH

WHEREAS, as of the Effective Date, Seller 1, Seller 2, Seller 3, Seller 4, Seller 5, Seller 6, Seller 7 and Seller 8 each owns 60.5%, 24.5%, 5%, 5%, 2%, 1%, 1% and 1%, respectively, of the ownership interests in Solaire Partners LLC, a company having its principal place of business at 9th Fl., Milbridgehall, 112, Yeoksam-ro, Gangnam-gu, Seoul, Korea (the “Company”);

Execution Copy (2023. 3. 31.)

WHEREAS, the Purchaser is an entity tantamount to a holding company that is currently planning and in pursuit of a corporate restructuring whereby it will hold stakes in Korean companies engaged in the drama production, entertainment and entertainment-related technology businesses. The Purchaser intends to, upon completion of the aforementioned restructuring, proceed with a merger transaction with a Special Purpose Acquisition Company listed on a US securities market (the “SPAC”) of the Purchaser’s choosing; and

WHEREAS, pursuant to this Agreement, Seller 1, Seller 2, Seller 3, Seller 4, Seller 5, Seller 6, Seller 7 and Seller 8 desire to each sell and transfer to the Purchaser, and the Purchaser desires to acquire and purchase from each Seller, 57.48%, 23.28%, 4.75%, 4.75%, 1.90%, 0.95%, 0.95% and 0.95% ownership interests, respectively, in the Company owned by the Sellers (each or collectively as the context may dictate, the “Sale Equity”).

NOW, THEREFORE, the Parties hereby agree as follows:

ARTICLE 1. DEFINITIONS

Except defined otherwise in this Agreement, the following terms used in this Agreement shall have the respective meanings set forth below.

“Affiliate” means “affiliated companies” (gaeyul hoesa in Korean) as defined in the Monopoly Regulation and Fair Trade Act of Korea (“Fair Trade Act”).

“Business Day” means any day on which commercial banks are open for business in Korea (i.e. other than Saturday, Sunday and public holidays in Korea).

“Closing” and “Closing Date” have the meaning set forth in Section 3.1.

“Encumbrances” means any legal or contractual restrictions to any rights such as ownership rights, right to profit, right to use, voting right and right to dispose, including lien, pledge, usufruct right, seizure, provisional seizure, right of first offer, buyback or repurchase agreement, rights of election and other similar encumbrances.

“Fundamental Representations and Warranties” means the representations and warranties set forth in (i) Exhibit 4.1 and (ii) Sections 1 to 3 of Exhibit 4.2.

“Governmental Authority” means any Korean or foreign legislative, administrative or judicial authority, or any other instrumentality to which similar authority has been delegated or exercising similar authority (including arbitral institutions and stock exchanges).

“Intellectual Property Rights” means, whether registered or applied for registration (whether permitted or otherwise) and irrespective of the country or region having jurisdiction, inventions, patents, conceptions, utility model rights, design rights, trade dress, trademarks, service marks, copyrights, computer programs, data base, trade secret, domain name, know-how and rights to practice, use or perform each of the foregoing, goodwill and other similar rights, and registrations or applications related thereto.

Execution Copy (2023. 3. 31.)

“Knowledge of the Sellers” means a Seller’s or any of the Company’s officers’ or employees’ (i) actual knowledge; (ii) knowledge that would have been obtained upon reasonable due care; or (iii) knowledge that they should have had in performing the duties of their office.

“Law” means any constitution, law, treaty, convention, order, rules, ordinance, regulation, enforcement rules, and any and all other regulations and rules established and enforced by government agencies that are in effect.

“Legal Proceeding” means any dispute, suit, hearing, court proceeding, application, arbitration, mediation, inquiry, investigation or other proceeding and claims therefor, delivery or receipt of statements, filing of a complaint, accusation, reporting, notification of violation, or other dispute or similar proceeding, irrespective of the relevant jurisdiction, type and legal nature and whether formally initiated, whether on the merits, and whether of a civil, criminal, administrative or constitutional nature.

“Liabilities” means any obligations, debts, liabilities, or commitments of any nature whatsoever, regardless of whether they are asserted or unasserted, disclosed or undisclosed, known or unknown, contingent or absolute, provisions or reserves, interest bearing or non-interest-bearing or matured or unmatured, and irrespective of the cause or reason for their occurrence.

“Material Adverse Effect” means, any fact, event, circumstance, effect or change (collectively, an “Effect”) that, individually or in the aggregate, (i) which is or could reasonably be expected to be materially adverse to the business, assets, Liabilities or condition (financial or otherwise), sales, profit, equity value, or prospects of the Company, or (ii) any Effect which may or could reasonably be expected to prevent consummation of, or materially delay, this Transaction or cause this Transaction to be in violation of applicable Law.

“Material Contract” means any of the following written or oral contracts to which the Company is a party. For the purposes of calculating thresholds set forth below, contracts comprising the same transaction or series of related transactions shall be deemed to constitute a single contract:

1.	any contract relating to the sale and purchase of goods or services for a purchase price of KRW500,000,000 or higher (or in the case of continued transactions, in excess of such amount in the aggregate, per annum);

2.	any contract for sale and purchase of, or for lease or sublease of (whether the Company is the lessee, lessor, sublessee or sublessor), any real estate or personal effects for which the annual rent (or annual lease amount) is KRW100,000,000 or higher;

3.	any contract on the borrowing of monies, on the issuance or acquisition of debentures, on provision of the Company’s assets as collateral or pledges or on the acceptance thereof from a third party, on the provision or acceptance of guarantee by the Company, or on assumption of Liabilities by the Company;

4.	any contract relating to the license of any Intellectual Property Right, whether the license is granted by or to the Company (other than those relating to any off-the-shelf software which is entered into in the Ordinary Course of Business and of which the annual license fee does not exceed KRW100,000,000);

Execution Copy (2023. 3. 31.)

5.	any contract granting to any third party any veto or consent right relating to the decision-making of the Company, a right to appoint or recommend a member of the board of directors of the Company or any committee thereof, or any right to otherwise participate in the management of the Company;

6.	any joint venture, consortium, cooperation, partnership agreement or similar legally binding agreement;

7.	whether resulting in a change of control event or otherwise, any contract relating to a merger, spin-off, merger after spin-off, transfer or acquisition of all or part of business, comprehensive transfer or exchange of equity, sale and purchase of equity, or other similar contracts;

8.	any contract which contains a provision on exclusivity, non-competition, non-solicitation, minimum volume commitment, assignment of obligations (including Take or Pay), most-favored nation treatment or restrictions upon contract price increase, imposes restrictions upon the Company with respect to its area of business, contracting party, business territories or business period, or otherwise contains a provision restricting the Company’s freedom to conduct business within Korea or overseas;

9.	any confidentiality agreements;

10.	any contract which, upon a change of control of, or right to manage, the Company, (i) grants such rights as a termination right, cancellation right, consent right or approval right to the counterparty; (ii) requires a notice or announcement thereof to the counterparty; or (iii) could expose the Company to disadvantages such as automatic termination or an event of default (the “CoC Contracts”);

11.	any contract providing for a call option right, put option right, or other similar right relating to securities or assets the value of which is KRW500,000,000 or higher;

12.	any collective bargaining agreement, wage agreement or other similar agreement entered into with a labor union or the employee representative;

13.	any contract entered into with any current or former officer or employee of the Company, any workers dispatch business owner or an outside service company in connection with services inclusive of the dispatch of workers;

14.	any contract with a Governmental Authority (including any subcontract or sub-subcontract the ultimate contract counterparty of which is a Governmental Authority);

15.	any contract with a Related Party;

16.	any insurance agreement;

17.	any contract the performance, breach, expiration, or termination of which could result in or cause a Material Adverse Effect upon the Company;

Execution Copy (2023. 3. 31.)

18.	any contract that does not fall under any of the above, irrespective of its title or type, the contract amount of which is KRW300,000,000 or higher; and

19.	any other contract which is material to the operation of the businesses of the Company and/or its Affiliates.

“Ordinary Course of Business” means actions taken by the Company in the ordinary course of operations consistent with past practices in terms of volume, quality and frequency and in compliance with applicable Laws.

“Related Party” means a person falling under the scope of a related party as defined under the Korean Commercial Code, the Fair Trade Act, the Corporate Tax Act, and/or Framework Act on National Taxes.

“Permit” means all patents, permits, authorizations, licenses, approvals, filings, registrations, consents, notices, reports, decisions issued from or required to be filed with Governmental Authorities.

“Purchase Price” has the meaning set forth in Section 2.2.

“Tax” means any national taxes, local taxes, customs duties and any other types of taxes, and such other charges as public dues, charges, fees, surtaxes, surcharges, penalty taxes and withholding taxes, which is imposed by or paid to any Governmental Authority.

“Transaction” means (i) the sale and purchase of the Sale Equity to be undertaken by the Parties pursuant to this Agreement and (ii) the performance of the obligations and covenants by the Parties under this Agreement.

ARTICLE 2. SALE AND PURCHASE OF THE SALE EQUITY

2.1	Purchase and Sale. Subject to the terms and conditions set forth in this Agreement, each of the Sellers agrees to sell to the Purchaser, and the Purchaser agrees to purchase from each of the Sellers, the Sale Equity.

Seller	Percentage of the Sale Equity
Seller 1	57.48%
Seller 2	23.28%
Seller 3	4.75%
Seller 4	4.75%
Seller 5	1.90%
Seller 6	0.95%
Seller 7	0.95%
Seller 8	0.95%
TOTAL	95.00%

Execution Copy (2023. 3. 31.)

2.2	Purchase Price.

(1)	The purchase price for the Sale Equity payable by the Purchaser to each of the Sellers under this Agreement shall be as set forth in the table below, and the total aggregate amount of the purchase price payable by the Purchaser to the Sellers shall be KRW14,250,000,000 (each or collectively as the context may dictate, the “Purchase Price”). The payment of the Purchase Price shall be settled via delivery of newly issued shares to each of the Sellers that correspond to the Purchase Price.

Seller	Purchase Price(KRW)
Seller 1	8,621,250,000
Seller 2	3,491,250,000
Seller 3	712,500,000
Seller 4	712,500,000
Seller 5	285,000,000
Seller 6	142,500,000
Seller 7	142,500,000
Seller 8	142,500,000
TOTAL	14,250,000,000

(2)	The issuance of the newly issued shares of the SPAC under Section 2.2(1) shall be promptly performed to the extent practically feasible after the closing of the transaction under the merger agreement to be entered into between the Purchaser and the SPAC (the “Merger Agreement”).

ARTICLE 3. CLOSING

3.1	Closing. The closing of the transaction relating to the sale and purchase of the Sale Equity (the “Closing”) shall, subject to the satisfaction of all of the conditions precedent to the Closing set forth in Article 6 (including where a Party waives the conditions precedent to the Closing in accordance with in Article 6), take place on the date upon which the execution and performance of the Merger Agreement shall have each been approved at the meeting of the shareholders of the Purchaser and the SPAC (in the event where the dates of approval differ, the later date) or such other date as agreed by the Parties (the “Closing Date”) at the offices of Lee & Ko located at 18F, New Hanjin Building, 63 Namdaemun-ro, Jung-gu, Seoul 04532, Korea or such other place as agreed by the Parties.

3.2	Sellers’ Performance Obligations at the Closing. On the Closing Date, simultaneously with the Purchaser’s performance of its obligations set forth in Section 3.3, the Sellers shall deliver the following to the Purchaser:

Execution Copy (2023. 3. 31.)

(1)	(i) the certified true copy of the original minutes of the extraordinary meeting of the members evidencing that an extraordinary meeting of the members of the Company has been held on the Closing Date where (a) each Seller’s transfer of its ownership interests in, and withdrawal from, the Company is approved with the unanimous consent of the other members of the Company, (b) Seller 1 and Seller 2 are appointed as managers of the Company, (c) Seller 1 is appointed as the representative manager of the Company, and (d) the Company’s restated articles of incorporation, reflecting the Purchaser as the member of the Company, is approved with the unanimous consent of all members of the Company; (ii) the certified true copy of the articles of incorporation of the Company; and (iii) any other documents reasonably requested by the Purchaser;

(2)	original copy of the register of members of the Company that is issued by the Company, specifying the Purchaser as a member of the Company as of the Closing Date; and

(3)	all other documents or instruments reasonably requested by the Purchaser.

3.3	Purchaser’s Performance Obligations at the Closing. On the Closing Date, simultaneously with the Sellers’ performance of its obligations set forth in Section 3.2, the Purchaser shall perform the following:

(1)	provide the Sellers with documents reasonably requested by the Sellers.

ARTICLE 4. REPRESENTATIONS AND WARRANTIES

4.1.	Sellers’ Representations and Warranties Relating to the Seller. Each of the Sellers represents and warrants to the Purchaser that the statements contained in Exhibit 4.1 are true and correct as of the Effective Date and the Closing Date (except where specified otherwise in the relevant provisions, as of such specified date).

4.2.	Sellers’ Representations and Warranties Relating to the Company. Each of the Sellers represents and warrants to the Purchaser that the statements contained in Exhibit 4.2 are true and correct as of the Effective Date and the Closing Date (except where specified otherwise in the relevant provisions, as of such specified date).

4.3.	Purchaser’s Representations and Warranties Relating to the Purchaser. The Purchaser represents and warrants to the Sellers that the statements contained in Exhibit 4.3 are true and correct as of the Effective Date and the Closing Date (except where specified otherwise in the relevant provisions, as of such specified date).

Execution Copy (2023. 3. 31.)

ARTICLE 5. COVENANTS

5.1.	Pre-Closing Covenants. From the Effective Date through the Closing Date, each Party shall or shall not, whichever is applicable, take any of the following actions:

(1)	Efforts to Consummate. Each Party shall, and the Sellers shall cause the Company to, use its best efforts to promptly satisfy the conditions precedent to the Closing set forth in Article 6.

(2)	Notification of Certain Matters. Each Seller shall promptly notify the Purchaser in writing of the occurrence or becoming aware of any event which results or causes, or could reasonably be expected to result or cause, (i) a Material Adverse Effect, (ii) a breach of any of the Sellers’ representations and warranties set forth in Section 4.1 or 4.2, (iii) a breach of any of the Sellers’ covenants or other obligations, or (iv) any condition precedent to the Closing set forth in Section 6.1 not to be satisfied. Any notice given pursuant to this Section 5.1(2) shall not affect any right of the Purchaser under this Agreement and shall not be deemed to cure any breach of any provision of this Agreement.

(3)	Conduct of Business. Unless agreed in advance in writing by the Purchaser, the Sellers shall (i) operate the business of the Company in the Ordinary Course of Business, (ii) use best efforts to cause the Company to maintain the Company’s business, organization, Permits, goodwill and the Company’s relationships with its employees, customers, suppliers, lenders, Governmental Authorities and other parties having contractual or business relationships with the Company, and (iii) ensure that the Company does not engage in any activities set forth in Exhibit 5.1(3)(iii).

(4)	No Shop. Each Seller shall not, directly or indirectly (including, but not limited to, by causing the Company, its Related Parties, its directors and officers, members or its representatives not to) solicit, propose, enter into any discussions, execute contracts or documents, whether binding or non-binding, or otherwise contact any persons to effectuate any transaction similar to, or conflicting with, the Transaction, or furnish to any persons, information, materials, or provide opportunity to conduct due diligence on the Company or the Sellers in connection therewith.

(5)	Access to Information. The Sellers shall cause the Company to permit the Purchaser and its representatives to have access to the Company’s contracts, books, records and other documents concerning the Company, to conduct interviews with employees and officers, customers or counter-parties to Material Contracts, to visit or have access to the offices, factories and premises, and to promptly provide materials or information concerning the Company as reasonably requested by the Purchaser and its representatives and shall take such actions to carry out the provision hereof; provided, however, that provision of access to information under this Section 5.1(5) shall, in principle, be limited to during normal business hours and to the extent not unfairly interfering with the normal operations of the Company. For the avoidance of doubt, the receipt of the Sellers’ materials or information and obtaining knowledge thereof shall not be deemed as waiver of any representation, warranty, covenant or obligation by the Sellers under this Agreement or otherwise affect any of the foregoing.

Execution Copy (2023. 3. 31.)

(6)	Members’ Meeting, Etc. The Sellers shall cause the Company to lawfully convene an extraordinary meeting of the members on the Closing Date so that any measures (including the internal procedures of the Company) necessary to enter into the arrangements requested by the Purchaser, including the Sellers’ transfer of their respective ownership interests in, and withdrawal from, the Company, and restatement of the articles of the incorporation of the Company, may be lawfully resolved.

(7)	Third Party Consents. The Sellers shall cause the Company to (i) obtain any and all written consents or waiver of any termination and cancellation rights from, (ii) provide written notices or announcements to, or (iii) obtain in writing a letter to the effect that no automatic termination or event of default has taken place, or that any exercise of rights relating thereto shall be waived or released from, counterparties to the CoC Contracts as necessary or required thereunder.

(8)	Business Combination Report, Etc. The Sellers shall accommodate requests for materials and other cooperation made by the Purchaser for the filing of a business combination report relating to the Transaction.

(9)	Equity Pledge Agreement. The Sellers shall enter into an equity pledge agreement (the “Equity Pledge Agreement”) with the Purchaser in the form set forth under Exhibit 5.1(9), whereby the Sellers shall pledge the Sale Equity in favor of the Purchaser as the pledgee to secure the performance of the Sellers’ obligations under this Agreement.

5.2	Post-Closing Covenants.

The Sellers and the Purchaser agree to take or not take, as the context may be, the following actions after the Closing:

(1)	Organizational Change and Transfer of Shares, Etc. The Sellers shall have the obligations to (i) comply with measures required by the Purchaser, including, but not limited to, obtaining approval from the members at a members’ meeting, to effectuate the change of the Company’s form to a joint-stock company (the “Reorganization”) at such time as the Purchaser, in its sole discretion, deems feasible, (ii) cooperate with any necessary procedures required for the Company to continue to establish and operate investment under the Venture Investment Promotion Act (the “Venture Investment Act”), including the Reorganization and registration as an “investment company for the establishment of small and medium enterprises” as defined under the Venture Investment Act, and (iii) transfer all of their remaining ownership interests in the Company to the Purchaser upon the Purchaser’s request to sell their remaining ownership interests in the Company after the completion of the procedures related to the Reorganization.

Execution Copy (2023. 3. 31.)

(2)	Continued Service. Unless otherwise determined by the members’ meeting of the Company, Seller 1 and Seller 2 may not resign from the office of the manager and/or representative manager of the Company, as applicable, from the Closing Date until the expiration of the five (5) year period commencing on the Closing Date. Seller 1 and Seller 2 shall faithfully carry out the management activities of the Company based on the duty of care as a prudent manager, the fiduciary duty, and the duty of loyalty. In the event that either of Seller 1 or Seller 2 resigns from the office of the manager and/or the representative manager of the Company, as applicable, in violation of this clause, such Seller shall pay to the Purchaser a penalty in the amount equal to the larger of (i) an amount equivalent to fifty percent (50%) of the Purchase Price; and (ii) KRW7,500,000,000.

(3)	Non-Competition. The Sellers (i) shall not, from the Effective Date until the expiration of the five (5) year period commencing on the Closing Date (the “Non-competition Period”), directly or indirectly in any manner (including by owning any equity interest, contract or through its Affiliate or the Related Parties or other methods equivalent thereto), engage in any business the same as, similar to or competing with that of the Company as conducted as of the Effective Date or any other action to that effect (the “Competing Business”) throughout the world, (ii) shall not, during the Non-competition Period, directly or indirectly through its Affiliates or the Related Parties, (a) solicit any customer, buyers, suppliers or other material business counterparties of the Company or induce any such party to suspend business with the Company or (b) appoint, employ, or solicit any of the officers and employees of the Company, induce them to retire or resign, or hire any of the retired or resigned officers or employees of the Company, and (iii) in the event that a Seller wishes to engage in any Competing Business after the expiration of the Non-competition Period, such Seller must firstly, with a priority to the Purchaser, offer a written proposal to the Purchaser so that the Purchaser may have the opportunity to jointly perform, participate in, cooperate, or affiliate in any other manner with such Competing Business. After the proposal, the Seller and the Purchaser shall consult in good faith, and only if the Seller and the Purchaser, despite their good faith efforts, fail to reach a final agreement within one (1) month from the date of the proposal, the Seller may engage in the Competing Business or enter into agreements, negotiations, or commitments with third parties regarding thereof.

(4)	Business Combination Report, Etc. The Sellers shall accommodate requests for materials and other cooperation made by the Purchaser for the filing of a business combination report relating to the Transaction.

ARTICLE 6. CONDITIONS PRECEDENT TO CLOSING

6.1.	Conditions Precedent to the Obligations of the Purchaser. The Purchaser’s obligation to effectuate the Closing under this Agreement shall be subject to the fulfillment of the following conditions, any of which may be waived in writing by the Purchaser:

(1)	the Sellers have held the extraordinary meeting of the members, approving (i) that each Seller’s transfer of its ownership interests in, and withdrawal from, the Company were approved with unanimous consent of the other members of the Company, (ii) the appointment of Seller 1 and Seller 2 as managers of the Company, (iii) the appointment of Seller 1 as the representative manager of the Company, and (iv) the Company’s restated articles of incorporation, reflecting the Purchaser as the member of the Company with unanimous consent of all members of the Company;

Execution Copy (2023. 3. 31.)

(2)	with respect to the representations and warranties of the Sellers in Sections 4.1 and 4.2, the Fundamental Representations shall be true and correct in all respects and the other representations and warranties shall be true and correct in all material respects as of the Effective Date and the Closing Date (other than representations and warranties which address matters only as of a certain date, which shall be as of such date);

(3)	the Sellers shall have performed in all respects all covenants and obligations required by this Agreement to be performed by the Seller at or prior to the Closing Date;

(4)	no order, ruling, or other measures of any Governmental Authority that materially prevents or restrains the Transaction shall exist;

(5)	the execution of and the performance of the obligations under the Merger Agreement shall have been validly and effectively approved by the shareholders’ meetings of the Purchaser and the SPAC, respectively;

(6)	all Permits required to be obtained by the Parties for the Closing of the Transaction shall have been lawfully obtained and completed by the Parties; and

(7)	on the Effective Date, the Equity Pledge Agreement in the form set forth under Section 5.1(9), securing the Sellers’ obligations under this Agreement as secured obligations and designating the Purchaser as the pledgee, shall have been executed, and the kun-pledge (Geun Jil Gwon in Korean) shall have been established pursuant thereto.

6.2.	Conditions Precedent to the Obligations of the Sellers. The Sellers’ obligation to effectuate the Closing under this Agreement shall be subject to the fulfillment of the following conditions, any of which may be waived in writing by the Sellers:

(1)	the representations and warranties of the Purchaser in Section 4.3 shall be true and correct in all material respects as of the Effective Date and the Closing Date (other than representations and warranties which address matters only as of a certain date, which shall be as of such date);

(2)	the Purchaser shall have performed in all material respects the covenants and obligations required by this Agreement to be performed by the Purchaser at or prior to the Closing Date;

(3)	no order, ruling, or other measures of any Governmental Authority that materially prevents or restrains the Transaction shall exist;

(4)	the execution of and the performance of the obligations under the Merger Agreement shall have been validly and effectively approved by the shareholders’ meetings of the Purchaser and the SPAC, respectively;

Execution Copy (2023. 3. 31.)

(5)	all Permits required to be obtained by the Parties for the Closing of the Transaction shall have been lawfully obtained and completed by the Parties; and

(6)	on the Effective Date, the Equity Pledge Agreement in the form set forth under Exhibit 5.1(9), securing the Sellers’ obligations under this Agreement as secured obligations and designating the Purchaser as the pledgee, shall have been executed and the kun-pledge (Geun Jil Gwon in Korean) shall have been established.

6.3.	Non-fulfillment of Conditions Precedent. In the event any condition precedent set forth in this Article 6 is not fulfilled due to a given Party’s fault, the right to claim non-fulfillment of such condition precedent shall not be available to such defaulting Party.

ARTICLE 7. INDEMNIFICATION

7.1	Indemnification by the Sellers. The Sellers shall jointly and severally indemnify the Purchaser for losses of the Purchaser arising out of a breach of the Sellers’ representation, warranty, covenant or obligation contained in this Agreement.

7.2	Indemnification by the Purchaser. The Purchaser shall indemnify the Sellers for losses of the Sellers arising out of a breach of the Purchaser’s representation, warranty, covenant or obligation contained in this Agreement.

7.3	Treatment of Indemnification. All indemnification payments made under this Agreement shall be deemed as adjustments to the Purchase Price to the extent not conflicting with applicable Law.

ARTICLE 8. TERMINATION

8.1	Termination by Mutual Agreement. At any time prior to the closing of the transaction contemplated under the Merger Agreement, this Agreement may be terminated by the written agreement of the Parties.

8.2	Termination by the Seller or the Purchaser. If any of the following events occurs, this Agreement may be terminated by either Party’s written notice to the Party responsible for the occurrence of such event, provided that this Agreement may not be terminated under this Section 8.2 by the Party responsible for the occurrence of such event, provided further that this Agreement may be terminated by either Party in whole but not in part:

(1)	by either Party, if the trading of the newly issued shares on the Nasdaq market remains not possible after sixty (60) days shall have elapsed following the consummation of the transaction contemplated under the Merger Agreement without the fault of either Party.

Execution Copy (2023. 3. 31.)

8.3	Exercise of Termination Rights.

(1)	The Sellers shall be considered as a single party for the purposes of applying this Article 8.

(2)	In the event that the Sellers intend to exercise their termination right under this Article 8, the Sellers shall be entitled to do so only jointly and not individually.

8.4	Effect of Termination.

In the event of the termination of this Agreement, this Agreement shall become null and void, except that the provisions of Articles 1, 7, 8 and 9 shall survive any termination of this Agreement and remain valid. Termination of this Agreement shall not relieve or release either Party from any liability or damages arising out of such Party’s breach of this Agreement prior to such termination.

ARTICLE 9. MISCELLANEOUS

9.1	Confidentiality.

(1)	After the Effective Date, each of the Sellers and the Purchaser shall keep the following information strictly confidential and shall not disclose it to any third party. No Party shall distribute or announce any press release concerning this Agreement and the Transaction without prior consent of the other Parties:

(i)	any terms of this Agreement; and

(ii)	any terms of the negotiation concerning this Agreement.

(2)	Notwithstanding Section 9.1(1) above, disclosure of information shall be permitted if such information:

(i)	is required to be disclosed under applicable Laws;

(ii)	is required to be disclosed in judicial or administrative proceedings arising out of this Agreement;

(iii)	is disclosed to a Party’s advisors who are subject to the same confidentiality obligations as those of the disclosing Party; or

(iv)	is disclosed without violating any of the Parties’ obligations under this Agreement.

Execution Copy (2023. 3. 31.)

Provided, however, prior to the disclosure of any information pursuant to paragraph (i) or (ii) above, the disclosing Party shall provide prompt notice to the other Parties to allow such Parties an opportunity to (x) raise objections to the disclosure, or (y) discuss the time and contents of such disclosure. In addition, the disclosing Party shall only disclose such relevant portion of information as required by applicable Law.

9.2	Entire Agreement. This Agreement is the final and entire agreement of the Parties with respect to the Transaction, and supersedes all other prior representations, warranties and agreements, both written and oral, whether made before or at the time of executing this Agreement, with respect to the Transaction.

9.3	Amendment. This Agreement shall not be amended or modified except by an instrument in writing executed by each of the Parties.

9.4	Waivers. No waiver by any Party of any right, remedy or power under this Agreement shall be effective unless explicitly set forth in a written instrument executed and delivered by the Party so waiving, and no other rights or remedies, unless specified in such written instrument, shall be affected by such waiver. Neither any failure or delay of any Party in exercising or enforcing any right, remedy or power hereunder shall operate or be construed as a waiver thereof, nor shall any single or partial exercise of any right, remedy or power hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy or power.

9.5	No Assignment.

(1)	Neither the capacity under this Agreement nor any of the rights or obligations hereunder may be assigned or delegated by a Party to a third party without the prior written consent of the other Parties.

(2)	Except as otherwise expressly set forth in this Agreement, this Agreement shall be binding upon, shall inure to the benefit of and shall be enforceable by the Parties and their respective successors and permitted assigns in accordance with Section 9.5(1), and nothing in this Agreement is intended to or shall be construed to confer upon any third party any rights or remedies other than to the Parties of this Agreement.

9.6	Expenses; Taxes.

(1)	Except as otherwise expressly set forth in this Agreement, whether or not the Transaction is consummated, all costs and expenses incurred in connection with this Agreement and the Transaction shall be borne by the Party incurring such costs and expenses.

(2)	Each of the Parties shall bear his/her/its own taxes incurred in connection with the execution of this Agreement and the Transaction in accordance with applicable Laws.

9.7	Notices.

(1)	Except as otherwise agreed by the Parties, all notices and communication relating to this Agreement shall be made (i) in writing, and (ii) by hand delivery, facsimile, electronic mail, registered mail, certified mail or an internationally reputable commercial courier service.

Execution Copy (2023. 3. 31.)

(2)	Any notice to a Seller shall be sent to the address set forth below or such other address as specified by that Seller:

Seller 1

Choi, Pyungho

Address:	1208-504, 165, Seopangyo-ro, Bundang-gu, Seongnam-si, Gyeonggi-do, Korea

Fax:	+82-2-553-0983

Email:	phchoi@solaireinvest.com

Seller 2

Lee, Youngjae

Address:	514-1001, 361, Buljeong-ro, Bundang-gu, Seongnam-si, Gyeonggi-do, Korea

Fax:	+82-2-553-0983

Email:	dale.lee@solaireinvest.com

Seller 3

Song, Hyojeong

Address:	404-ho, 1-170, Yejang-dong, Jung-gu, Seoul, Korea

Fax:	+82-2-553-0983

Email:	flyingsong2015@gmail.com

Seller 4

CY Holdings Co., Ltd.

Address:	9th Fl., Milbridgehall, 112, Yeoksam-ro, Gangnam-gu, Seoul, Korea

Fax:	+82-2-553-0983

Email:	lettlel@solaireinvest.com

Execution Copy (2023. 3. 31.)

Seller 5

Park, Soogyeong

Address:	403-ho, Roma Pavillion, 538-1, Sinwol-dong, Yangcheon-gu, Seoul, Korea

Fax:	+82-2-553-0983

Email:	filmcenter@naver.com

Seller 6

Hyun, Nayoung

Address:	102-107-ho, 184, Daesan-ro, Ilsanseo-gu, Goyang-si, Gyeonggi-do, Korea

Fax:	+82-2-553-0983

Email:	hny@solaireinvest.com

Seller 7

Lee, Myeonghyeon

Address:	205-ho, 7, Daerim-ro 31-gil, Yeongdeungpo-gu, Seoul, Korea

Fax:	+82-2-553-0983

Email:	witbin@solaireinvest.com

Seller 8

Kim, Minsoo

Address:	514-502, 63, Heolleung-ro 590-gil, Gangnam-gu, Seoul, Korea

Fax:	+82-2-553-0983

Email:	alice0216@solaireinvest.com

(3)	Any notice to the Purchaser shall be sent to the address set forth below or such other address as specified by the Purchaser:

Purchaser

K Enter Holdings Inc.

Address:	16192 Coastal Highway, Lewes, Delaware 19958, County of Sussex

Fax:	+82-2-553-0983

Email:	dale.lee@solaireinvest.com

Attention:	ted@globalfundpe.com, cykim@globalfundpe.com

Execution Copy (2023. 3. 31.)

(4)	A notice shall be effective immediately upon receipt and shall be deemed received:

(i)	on the third (3rd) Business Day from the date of dispatch, if delivered by a registered or certified mail;

(ii)	when delivered, if delivered by hand or a commercial courier service; or

(iii)	when transmission is confirmed, if sent by facsimile or electronic mail.

9.8	Severability. If any term or provision of this Agreement (including any sentence, phrase or any portion thereof) is invalid, illegal or incapable of being enforced in any jurisdiction, then the remaining provisions shall not be affected, and any such invalidity or unenforceability shall not affect the validity, legality or enforceability of that provision in any other jurisdiction. The Parties shall negotiate in good faith to revise this Agreement so as to effect the original intent of the Parties as closely as possible in order that the Transaction be consummated as originally contemplated to the fullest extent possible.

9.9	Counterparts.

(1)	This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original.

(2)	This Agreement shall be executed in the Korean and English languages and, in the event of any discrepancy, the English language version shall prevail.

9.10	Governing Law; Dispute Resolution.

(1)	This Agreement shall be governed by the Laws of Korea.

(2)	Any dispute arising from or in connection with this Agreement shall be resolved by legal proceedings over which the Seoul Central District Court shall have the exclusive jurisdiction as the court of first instance.

(3)	Each Party acknowledges that a breach of this Agreement may cause to another Party an irreparable harm and that each Party shall have the right to seek appropriate relief in a court of competent jurisdiction, including injunctive relief, for any breach of this Agreement by another Party in order to prevent such breach and to enforce the performance of this Agreement.

[Remainder of page intentionally left blank]

Execution Copy (2023. 3. 31.)

IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized.

SELLER 1

By:	/s/ Choi, Pyungho

Name:	Choi, Pyungho

Address:	1208-504, 165, Seopangyo-ro, Bundang-gu, Seongnam-si, Gyeonggi-do, Korea

SPA Signature Page

Execution Copy (2023. 3. 31.)

SELLER 2

By:	/s/ Lee, Youngjae

Name:	Lee, Youngjae

Address:	514-1001, 361, Buljeong-ro, Bundang-gu, Seongnam-si, Gyeonggi-do, Korea

SPA Signature Page

Execution Copy (2023. 3. 31.)

SELLER 3

By:	/s/ Song, Hyojeong

Name:	Song, Hyojeong

Address:	404-ho, 1-170, Yejang-dong, Jung-gu, Seoul, Korea

SPA Signature Page

Execution Copy (2023. 3. 31.)

SELLER 4

CY Holdings Co., Ltd.

9th Fl., Milbridgehall, 112, Yeoksam-ro, Gangnam-gu, Seoul, Korea

By:	/s/ Jin Yang Shi Ji

Name:	Jin Yang Shi Ji

Title:	Representative Director

SPA Signature Page

Execution Copy (2023. 3. 31.)

SELLER 5

By:	/s/ Park, Soogyeong

Name:	Park, Soogyeong

Address:	403-ho, Roma Pavillion, 538-1, Sinwol-dong, Yangcheon-gu, Seoul, Korea

SPA Signature Page

Execution Copy (2023. 3. 31.)

SELLER 6

By:	/s/ Hyun, Nayoung

Name:	Hyun, Nayoung

Address:	102-107-ho, 184, Daesan-ro, Ilsanseo-gu, Goyang-si, Gyeonggi-do, Korea

SPA Signature Page

Execution Copy (2023. 3. 31.)

SELLER 7

By:	/s/ Lee, Myeonghyeon

Name:	Lee, Myeonghyeon

Address:	205-ho, 7, Daerim-ro 31-gil, Yeongdeungpo-gu, Seoul, Korea

SPA Signature Page

Execution Copy (2023. 3. 31.)

SELLER 8

By:	/s/ Kim, Minsoo

Name:	Kim, Minsoo

Address:	514-502, 63, Heolleung-ro 590-gil, Gangnam-gu, Seoul, Korea

SPA Signature Page

Execution Copy (2023. 3. 31.)

PURCHASER

K Enter Holdings Inc.

16192 Coastal Highway, Lewes, Delaware 19958, County of Sussex

By:	/s/ Lee, Yeongjae

Name:	Lee, Yeongjae

Title:	Representative Director

SPA Signature Page

EXHIBIT 4.1

REPRESENTATIONS AND WARRANTIES CONCERNING SELLERS

1.	Organization. Each corporate Seller is a company duly organized, validly existing and in good standing under the jurisdiction in which it is incorporated and each Seller who is a natural person is a resident and national of Korea, as applicable.

2.	Capacity. Each Seller has the requisite power and authority necessary to enter into this Agreement, perform his/her obligations under this Agreement, and consummate the Transaction.

3.	Authority. Each Seller has undertaken all actions required to authorize the execution and performance of all obligations of such Seller under this Agreement and to consummate the Transactions as contemplated under this Agreement.

4.	Binding Effect. Each Seller has validly executed this Agreement. This Agreement sets forth the legal, valid, and binding obligations of such Seller and is enforceable against such Seller in accordance with its terms.

5.	Permits and Consents. There is no Permit or other third-party consent required for any Seller to enter into this Agreement, perform its obligations under this Agreement and consummate the Transaction.

6.	No Breach. Each Seller’s execution of this Agreement, performance of his/her obligations under this Agreement and the consummation of the Transaction do not (i) violate any applicable Laws, orders, or Permit of any Governmental Authority or (ii) constitute a default under any contract or agreement to which such Seller is a party or result in the acceleration of any obligation of such Seller.

7.	Legal Proceedings. There is no Legal Proceeding pending or, to the Knowledge of the Sellers, threatened against any of the Sellers, which challenges the validity of, or seeks to prevent, restrict or delay, the Transaction.

8.	Sale Equity. The Sale Equity have been duly issued, and the Sellers own the Sale Equity free and clear of all Encumbrances.

9.	Non-Existence of Competition. Each Seller is not, whether directly or indirectly (including by ownership of any equity interest, contract, through its Affiliates or Related Parties or other manners equivalent thereto), engaged in any business that is same as, similar to, or competes with a business conducted by the Company anywhere in the world, nor is such Seller otherwise engaged in any activity to that effect.

[Exhibit 4.1]

EXHIBIT 4.2

REPRESENTATIONS AND WARRANTIES OF SELLERS RELATING TO COMPANY

1.	Organization; Corporate Power. The Company is duly organized, validly existing and in good standing under the Laws of Korea. The Company has all requisite corporate power and authority to own, use and operate its properties and to carry on its business as now being conducted.

2.	Non-Contravention. The execution and performance of this Agreement by each of the Sellers do not and will not (i) violate or contravene any Law applicable to, or any provision of the articles of incorporation of, the Company, (ii) require the consent or approval of, or a notice to, a counterparty under any Material Contract binding upon the Company or result in any breach of any Material Contract, or (iii) with or without notice or lapse of time or both, constitute or would result in a default, automatic termination or an event of default, or confer upon any counterparty any right of early payment, rescission, termination, modification, or cancellation of any Material Contract.

3.	Capitalization. As of the Effective Date, all of the ownership interests representing 100% of the equity stake in the Company have been validly issued and are fully paid, and non-assessable.

4.	No Brokers. There is no investment advisor, investment bank or other broker or finder that is entitled to claim against the Company any brokerage, finder’s fee, or other fee or commission in connection with the Transactions.

5.	Permits. The Company has procured and holds, and has complied in all respects with all applicable Laws and the terms required under, all Permits necessary for the operation of the businesses of the Company. There is no fact or circumstance which may result in (or, with or without notice or lapse of time or both, would constitute or would result in) the revocation, cancellation, suspension, invalidation, non-renewal or limitations of/upon any such Permits.

6.	Compliance with Laws. Since its incorporation, the Company has been, and is in all respects in compliance with all Laws directly or indirectly applicable to the Company and its businesses or operations. The Company has not received any notice or communication in connection with any non-compliance or violation of any applicable Laws, nor is it subject to any pending or threatened investigation, audit or other similar proceeding by any Government Authority.

7.	Financial Statements. The financial statements of the Company as of year 2022 (which shall mean the consolidated and unconsolidated financial statements, if consolidated financial statements have been prepared, or unconsolidated financial statements if consolidated financial statements have not been prepared; hereinafter the same) and the financial statements of the Company as of the end of the most recent fiscal year made available to the Purchaser (collectively, the “Financial Statements”) have been prepared in accordance with the International Financial Reporting Standards as adopted in Korea (“K-IFRS”) applied on a consistent basis throughout the relevant periods or generally accepted accounting principles (the “Accounting Principle”), and fairly present the financial status, financial performance, cash flow and change in the capital of the Company as of the dates indicated therein or for the periods covered thereby.

[Exhibit 4.2]

8.	No Undisclosed/Contingent Liabilities. Other than those (i) reflected or reserved in the Financial Statements or (ii) incurred in the Ordinary Course of Business consistent with the past practice since the reference date, the Company does not have any Liabilities.

9.	Absence of Certain Changes. Since the reference date, the Company has conducted its respective businesses in the Ordinary Course of Business, there have been no act or omission of act which would constitute a matter set forth in Exhibit 5.1(3)(iii), and there has been no circumstance which may, individually or in the aggregate, cause a Material Adverse Effect.

10.	Legal Proceedings. There is no Legal Proceeding pending nor, to the Knowledge of the Sellers, is there any concern of any Legal Proceeding being instituted against the Company and/or its respective officer, (i) to which any of the Company or its respective officer is a party (including where involved as a plaintiff, defendant, creditor, debtor, or an involved party; hereinafter the same when concerned to provisions relating to Legal Proceedings), (ii) which may adversely affect the assets of the Company and/or its respective officers, (iii) which is reasonably expected to raise any indemnification and/or damages claim against the Company, (iv) which challenges the legality, validity or enforceability of the Sale Equity or this Agreement, or (v) which would result in the prohibition, restriction or delay of, or otherwise affect, the Transaction.

11.	Tax Matters. The Company has timely (i) filed all Tax returns or reports, (ii) paid all Taxes due under applicable Laws, (iii) withheld and paid all Taxes required to be withheld and paid under applicable Laws, and (iv) there is no Tax audit which is pending or the commencement of which has been notified by applicable Tax authorities to the Company nor is any of the foregoing threatened against the Company.

12.	Assets. The Company has a good and valid title to all of the real properties owned by it, as reflected in its books and record, free and clear of all Encumbrances (the “Owned Real Properties”) and has a valid and enforceable leasehold right or use right in all of the real properties leased by it, as reflected in its books and record, or otherwise occupied or used by the Company, free and clear of all Encumbrances (“Leased Real Properties”). There has been no Legal Proceedings initiated or, to the Knowledge of the Sellers, threatened, against the Owned Real Properties and/or the Leased Real Properties. There is no outstanding call option, right of first refusal, right of first offer or other similar right to purchase all or any portion of the Owned Real Properties. Each of the lease agreements with respect to the Leased Real Properties is valid, binding and enforceable in accordance with its terms, and the Company is not in breach thereof nor, to the Knowledge of the Sellers, is there any breach by a counterparty thereof. The Company has not transferred, provided as collateral or grant any sublease right or other right to use with respect to, its leasehold rights to the Leased Real Properties and there is no pending or anticipated expropriation, appropriation or any other similar proceedings in respect to the Owned Real Properties, and the Company has not received any notice thereof. All buildings, factories, structures, machinery, facilities, equipment and other tangible assets of the Company (collectively, the “Buildings”) are structurally sound, in good condition and repair and are suitable for the intended purposes for which they are used, and the Buildings are not in need of any material repair or maintenance other than routine and ordinary repair and maintenance that is not, by its nature and required cost, material. All of the properties owned or used by the Company, including the Buildings, comprise all of the assets necessary for the Company to, immediately following the Closing, operate its businesses in the same manner as they are presently conducted as of the Effective Date in all material respects.

[Exhibit 4.2]

13.	Inventory. Except for assets that have been amortized, written down to fair value or otherwise reserved due to aging, damage, or defects, the Company has maintained inventories in a quantity and of a usable and saleable quality in such an extent that is consistent with the Ordinary Course of Business consistent with the past practice, and there is no long-term or obsolete inventory. All of inventories of the Company are free and clear of all Encumbrances. The Company does not hold all or part of inventories as a trustee. The quantity of inventories by category is not excessive and is reasonable in light of the current situation of the Company.

14.	Intellectual Property. The Company lawfully owns or otherwise has the right to use, all Intellectual Properties that are owned or currently used by it, free and clear of all Encumbrances. The Company has performed all obligations and actions as required by applicable Law in connection with Intellectual Property, registered or applied, including submission of relevant documents, payment of fees and other requisite obligations and measures. Any and all Intellectual Properties of the Company including any rights to employee inventions of all current or former officers and employees, advisors or third-party contractors, have been duly assigned to the Company and the Company has undertaken all actions reasonably required or requested for recognition of rights of the Company, and there is no additional payment payable by the Company in connection with the foregoing (including, but not limited to, obligations to make payment of compensation for employee invention) nor is there any event or circumstance which may cause the Company to be liable for such additional payment. The Company has not infringed any Intellectual Properties of any third party (including, but not limited to, any unpaid use without obtaining consent of the holder of the relevant right; hereinafter the same) or has received any notice claiming infringement of Intellectual Property of another party. There has not been any infringement of the Company’s Intellectual Property Rights by a third party nor is there any threated infringement by a third party of the Company’s Intellectual Property Rights. The Company has taken reasonable actions to maintain confidentiality of the trade secrets and, except pursuant to a confidentiality agreement or licensing agreement which has been executed in writing, the Company has not disclosed any trade secret to another person. The Company has not infringed any trade secret of third parties nor is there any infringement of the Company’s trade secret by a third party, and there is no threat of such infringement.

15.	Accounts Receivables. The accounts receivable reflected on the Financial Statements and all accounts receivable arising thereafter have arisen from actual and bona-fide transactions in the Ordinary Course of Business consistent with the past practice and are valid and enforceable against the obligors of such accounts receivable, and other than cash discounts in the Ordinary Course of Business consistent with past practices or reserves for bad-debts accrued in accordance with the Accounting Principle, there have been no claims, or any threat of any such claims, of set-off, refusal of payment or other counterclaims relating to the existence thereof or all or any part of the amount thereof. The accounts receivables are collectible in full in accordance with the Ordinary Course of Business consistent with past practice.

[Exhibit 4.2]

16.	Material Contracts. All Material Contracts to which the Company is a party are valid, binding and in full force and effect and enforceable in accordance with their terms. The Company has not breached any Material Contract and, to the Knowledge of the Sellers, there is no event which may constitute a breach of any Material Contract by a counterparty thereto (including, but not limited to, any event which, with the giving of notice or passage of time, would constitute a default). The Company has not received nor is there any threat of, any notice of a breach of a Material Contract or any claims of indemnification relating thereto. The Company has complied with the terms of any Material Contract entered into with any Governmental Authority and any applicable Laws in all respects and there is no audit, investigation or Legal Proceeding by any Governmental Authority relating thereto nor is there any such audit, investigation or Legal Proceeding that is being threatened. The Company has not been subject to any prohibitions, restrictions, suspension of qualifications, disqualification (including sanctions against improper parties) in connection with any contract with the Governmental Authority nor is there any of the foregoing which is being threatened.

17.	Labor and Employment Matters. Exhibit 4.2(17) sets forth a complete and accurate list of the names, positions, titles, dates of employment, and term of employment of any and all employees of the Company as of the Effective Date. There is no employee of the Company other than those individuals listed above and the Company is not obligated to employ or convert any such worker as a permanent worker under applicable Law or contract. The Company has not breached any Laws on employment and labor relations, including the Labor Standards Act, internal rules such as the employment rules, collective agreements and employment contracts, and has made all payment of wages, allowances, bonus, severance pay, working hours, holidays, leave, and other welfare benefits that the Company is obligated to pay under such Law, internal regulations, collective agreements and employment agreements and has complied with such terms of employment. The execution and delivery of this Agreement shall not entitle any employee or officer to any additional payment such as wages, retirement allowances, retirement bonus, accelerate the time of payment or exercise, increase the amount of any compensation or benefit due to any such employee or officer, or cause any change to the Company’s obligations under applicable Laws, internal rules and employment agreements. There is no strike, collective action, or labor dispute taking place at the Company and there is no threat of such event. There is no pending or, to the Knowledge of the Sellers, threatened, labor related Legal Proceeding in which the Company is involved.

18.	Insurance. The Company has subscribed to and maintains all insurance policies required under applicable Laws and has subscribed to insurance policies customarily maintained within its industry, whether or not required under Law. There is no Encumbrance on any right to make a claim by the Company under any insurance policy. All insurance policies as enrolled by the Company are in full force and effect, and all premiums have been timely paid. No notice from any third party on revocation, cancellation, termination, non-renewal, increase in premiums, refusal of insurance proceeds payment or any other matters that would otherwise adversely affect the Company has been received by the Company nor is there any threat of such notice.

19.	Related Party Transactions. All contracts and transactions of the Company with Related Parties have been entered into in accordance with applicable Laws and on an arm’s-length basis.

[Exhibit 4.2]

20.	Environment, Health and Industrial Safety. The Company has validly obtained, and possesses all environmental, health and industrial safety-related Permits required for the operation of business or management of the Company’s assets, and has complied with the terms of such Permits and Laws relating to environment, industrial safety and health matters which may apply to the operation of business or management of the Company’s assets. No real estate owned or used, whether currently or in the past, by the Company has been exposed to contamination by any hazardous substances to which remediation by the Company may be required under Laws relating to environment, industrial safety and health matters. There is no pending or threatened notice of noncompliance or information request, in each case seeking to impose, or that would result in the imposition of, any disposition, claim, liability, assumption of cost or limitation upon any property right upon the Company arising under any applicable Laws relating to environment, industrial safety and health matters.

21.	Full Disclosure. There is no false statement or representation, nor is there any omission of a material fact, within the representations and warranties herein.

[Exhibit 4.2]

EXHIBIT 4.2(17)

LIST OF EMPLOYEES

Name of the Officers / Employees	DOBs	Responsibilities / Position	Remark
Park, Soogyeong	1977.09.07	Management and Planning Team / Senior Manager
Hyun, Nayoung	1979.04.30	Investment Division / Director
Lee, Myeonghyeon	1985.06.13	Investment Division / PD
Kim, Minsoo	1996.02.16	Investment Division / Senior Examiner

[Exhibit 4.2(17)]

EXHIBIT 4.3

REPRESENTATIONS AND WARRANTIES OF PURCHASER

1.	Organization. The Purchaser is company duly organized, validly existing and in good standing under the Laws of the State of Delaware.

2.	Authority. The Purchaser has all requisite power and authority to enter into this Agreement, carry out its obligations hereunder and consummate the Transaction.

3.	Due Authorization. The execution, delivery and performance of this Agreement and the consummation of the Transaction by the Purchaser have been duly authorized by all necessary internal action by the Purchaser including by resolution of the board of directors.

4.	Enforceability. This Agreement has been duly and validly executed and delivered by the Purchaser. This Agreement constitutes a legal, valid and binding obligation of the Purchaser enforceable against the Purchaser in accordance with the terms hereunder.

5.	Permits; Consents. Except for the obligation for filing a business combination report and any foreign exchange-related report, neither the execution, delivery or performance of this Agreement by the Purchaser nor the consummation of the Transaction will require the obtainment of any Permit or consent of any third party.

6.	No Conflicts. Neither the execution, delivery or performance of this Agreement by the Purchaser nor the consummation of the Transaction will violate, result in a breach of or default under (i) any Laws, order of Governmental Authority or Permits applicable to the Purchaser, (ii) articles of incorporation, board regulations or other internal rules of the Purchaser, or (iii) any contract or undertaking to which the Purchaser is a party.

7.	Legal Proceedings. There is no Legal Proceeding pending or, to the Knowledge of the Purchaser, threatened against the Purchaser, which challenges the validity of this Agreement, or seeks or, otherwise would result in, the prevention, restriction, or delay of the Transaction.

[Exhibit 4.3]

EXHIBIT 5.1(3)(iii)

MATTERS REQUIRING PRIOR CONSENT

1.	Amend or restate articles of incorporation, regulations of the board of directors, committee regulations, and other bylaws.

2.	Declare, make or pay any dividend, cancel or redeem equity or acquire treasury equity or enter into any agreement relating thereto or agreement on the exercise of voting rights.

3.	Make change in accounting methods, principles, practices or procedures or appoint or change external auditor.

4.	Dismiss, waiver, discharge, or settle any Legal Proceeding.

5.	Execute, modify, renew, cancel, rescind, terminate, or waive the benefit of time or accelerate an obligation under any Material Contract.

6.	(i) Increase salary, bonus, severance pay, pension, compensation, or benefits of current and former employees and officers, (ii) make material change to employment terms, (ii) grant any special or retirement packages, bonus, compensation or other special benefits or consideration as a result of consummating this Transaction to current or former employees and officers, (iv) newly hire, appoint, or promote officers and employees.

7.	After the Closing Date, take any action, inaction or undertake any other transaction that would have the effect of increasing material Tax liability or decreasing the value of Tax assets.

8.	Enter into a new line of business, abandon or discontinue any existing line of business.

9.	Make capital expenditures, provide credit or make capital investment relating to a third person.

10.	Take any action that would require any resolution of the board of directors and/or meeting of members of the Company pursuant to the organizational documents of the Company or the applicable Laws.

11.	Commit or enter into any contract or arrangement to do any of the foregoing.

12.	Any other matter which is equivalent to the foregoing.

[Exhibit 5.1(3)(iii)]

EXHIBIT 5.1(9)

EQUITY PLEDGE AGREEMENT

This EQUITY PLEDGE AGREEMENT (this “Agreement”) is made and entered into on this 24th day of April, 2023 (the “Execution Date”) by and among:

(i)	K Enter Holdings Inc., a company having its principal place of business at 16192 Coastal Highway, Lewes, Delaware 19958, County of Sussex (the “Pledgee”);

(ii)	Choi, Pyungho, an individual (Date of Birth: January 5, 1957) having an address at 1208-504, 165, Seopangyo-ro, Bundang-gu, Seongnam-si, Gyeonggi-do, Republic of Korea (“Korea”) (“Pledgor 1”);

(iii)	Lee, Youngjae, an individual (Date of Birth: December 11, 1973) having an address at 514-1001, 361, Buljeong-ro, Bundang-gu, Seongnam-si, Gyeonggi-do, Korea (“Pledgor 2”);

(iv)	Song, Hyojeong, an individual (Date of Birth: August 14, 1982) having an address at 404-ho, 1-170, Yejang-dong, Jung-gu, Seoul, Korea (“Pledgor 3”);

(v)	CY Holdings Co., Ltd., a company having its principal place of business at 9th Fl., Milbridgehall, 112, Yeoksam-ro, Gangnam-gu, Seoul, Korea (business license number: 361-88-01367) (“Pledgor 4”);

(vi)	Park, Soogyeong, an individual (Date of Birth: September 7, 1977) having an address at 403-ho, Roma Pavillion, 538-1, Sinwol-dong, Yangcheon-gu, Seoul, Korea (“Pledgor 5”);

(vii)	Hyun, Nayoung, an individual (Date of Birth: April 30, 1979) having an address at 102-107-ho, 184, Daesan-ro, Ilsanseo-gu, Goyang-si, Gyeonggi-do, Korea (“Pledgor 6”);

(viii)	Lee, Myeonghyeon, an individual (Date of Birth: June 13, 1985) having an address at 205-ho, 7, Daerim-ro 31-gil, Yeongdeungpo-gu, Seoul, Korea (“Pledgor 7”); and

(ix)	Kim, Minsoo, an individual (Date of Birth: February 16, 1996) having an address at 514-502, 63, Heolleung-ro 590-gil, Gangnam-gu, Seoul, Korea (“Pledgor 8”).

Pledgor 1, Pledgor 2, Pledgor 3, Pledgor 4, Pledgor 5, Pledgor 6, Pledgor 7 and Pledgor 8 shall hereinafter be referred to collectively the “Pledgor.”

The Pledgor and the Pledgee shall be referred to individually as a “Party” and collectively as the “Parties.”

[Exhibit 5.1(9)]

WITNESSETH

WHEREAS, on April 24, 2023, the Pledgee and the Pledgor entered into an equity purchase agreement (the “Equity Purchase Agreement”), pursuant to which the Pledgee purchased from the Pledgor 95% of the ownership interests (the “Pledged Equity”) in Solaire Partners LLC, a company having its principal place of business at 9th Fl., Milbridgehall, 112, Yeoksam-ro, Gangnam-gu, Seoul, Korea (the “Company”), for a total purchase price of KRW14,250,000,000; and

WHEREAS, the Pledgor desires to establish a first priority kun-pledge on the Pledged Equity owned by the Pledgor to secure the Secured Obligations (as defined below) owed by the Pledgor pursuant to the Equity Purchase Agreement.

NOW, THEREFORE, the Parties hereby agree as follows:

ARTICLE 1.	DEFINITIONS

Except otherwise defined in this Agreement, the following terms used in this Agreement have the respective meanings set forth below. The capitalized terms used in this Agreement without definition shall have the meanings ascribed to them in the Equity Purchase Agreement.

(1)	“Pledge” means the first priority kun-pledge established on the Pledged Equity pursuant to this Agreement.

(2)	“Pledged Equity” means the Sale Equity that the Pledgor shall sell to the Pledgee in accordance with the Equity Purchase Agreement, together with any ownership interests which may additionally be subject to the Pledge in accordance with Section 3(3).

(3)	“Secured Obligations” means any and all obligations and liabilities (including any interest or damages for the delay thereon, and other ancillary obligations) currently owed or to be owed in the future by the Pledgor to the Pledgee under or in connection with the Equity Purchase Agreement, including any indemnification obligations and the obligation to consummate the closing of the transactions contemplated under the Equity Purchase Agreement. For the avoidance of doubt, in the event that the Pledgor breaches his/her obligation to transfer title to the Sale Equity under the Equity Purchase Agreement, the Pledgee shall be deemed to have suffered losses in an amount equivalent to the Purchase Price of the relevant Sale Equity as it concerns to the calculation of the amount of the Secured Obligations.

ARTICLE 2.	CREATION OF THE PLEDGE

(1)	The Pledgor shall establish the Pledge upon the Pledged Equity in favor of the Pledgee under the terms of this Agreement to secure the Secured Obligations, and the Pledgee shall be granted with the Pledge upon the Pledged Equity in accordance with this Agreement.

(2)	In furtherance of the establishment of the Pledge, the Pledgor shall, on the Execution Date:

1.	deliver to the Pledgee the certified true copy of the original minutes of the extraordinary meeting of the members, evidencing that the Pledgor has caused the Company to hold an extraordinary meeting of the members to approve the establishment of the Pledge with the unanimous consent of all members;

[Exhibit 5.1(9)]

2.	cause the Company to record the Pledgee’s name and address, along with the fact that the Pledge upon the Pledged Equity has been established, in the member registry of the Company and provide the Pledgee with a certified true copy of the original member registry reflecting such recordation; and

3.	execute and deliver to the Pledgee a written (i) letter of consent for disposal in the form attached to this Agreement as Exhibit 1, and (ii) certificate of transfer in the form attached to this Agreement as Exhibit 2, each affixed with the registered personal seal of the Pledgor, and provide two (2) copies of the certificate of the registered personal seal to the Pledgee (Pledgor 4 shall affix its registered corporate seal and provide two (2) copies of the certificate of the registered corporate seal to the Pledgee for the aforementioned letter and the certificate).

(3)	In addition to those specified in Section 2(2), the Pledgor shall take all necessary actions, including the preparation of documents and other necessary measures as reasonably requested by the Pledgee to establish, maintain and perfect the Pledge.

ARTICLE 3.	WARRANTIES AND COVENANTS OF THE PLEDGOR, ETC.

(1)	The Pledgor represents and warrants to the Pledgee as of the Execution Date, and shall continue to represent and warrant throughout the existence of the Pledge set forth in this Agreement, as follows:

1.	the Pledgor has the legal authority to establish a pledge upon the Pledged Equity for the benefit of the Pledgee and there are no other Encumbrances or legal restrictions on the Pledged Equity;

2.	the Pledgor has the ability and power to execute and perform his/her obligations under this Agreement;

3.	the Pledged Equity have been lawfully and validly issued and are lawfully and validly owned by the Pledgor;

4.	the Pledgee acquires a valid and perfected first priority kun-pledge upon the Pledged Equity pursuant to this Agreement;

5.	there are no conditions, requirements, or limitations on the Pledgee’s procurement of the Pledge on the Pledged Shares pursuant to this Agreement;

6.	the execution and performance of this Agreement by the Pledgor does not violate (i) any applicable Laws, government orders or the Permit applicable to the Pledgor or the Company, (ii) the articles of incorporation, board of directors’ rules and regulations, internal regulations, members meetings or board of directors’ resolutions of the Company, or (iii) any contracts or agreements entered into by the Pledgor or the Company; and

[Exhibit 5.1(9)]

7.	the Pledgor’s establishment of the Pledge in accordance with this Agreement is not intended to prejudice the Pledgor’s other creditors, and the Pledgor has no intention to prejudice its other creditors by such actions.

(2)	The Pledgor shall not, without the prior written consent of the Pledgee, (i) exercise voting rights in such Pledged Equity so as to result in the retirement of such Pledged Equity, and (ii) assign, transfer, sell, pledge or otherwise dispose of, invalidate or render unenforceable the Pledged Equity, or take any action that would prevent or hinder the exercise of the Pledgee’s rights in respect of the Pledged Equity.

(3)	If the Pledgor acquires additional ownership interests of the Company in relation to the Pledged Equity by reason of an additional equity issuance or otherwise, the Pledgor shall promptly create a first priority kun-pledge for the benefit of the Pledgee upon such additional equity with the same terms and conditions set forth in Article 2, and the provisions of this Agreement shall apply thereto.

(4)	The Pledgor shall receive any dividends payable on the Pledged Equity; provided, however, if the Secured Obligations has become due and such Secured Obligations shall remain to be not performed in whole or in part, the Pledgee shall be entitled to directly receive dividends payable on the Pledged Equity and use such proceeds to satisfy such Secured Obligations. In the event where the Pledgee requests the Pledgor to take necessary measures for the Pledgee to exercise the aforementioned right, the Pledgor shall cooperate with the Pledgor by, among others, immediately providing the necessary documents.

(5)	The Pledgor, with respect to other ownership interests owned by other Pledgors, consents to (i) the execution of a kun-pledge agreement and establishment of a kun-pledge in the name of the Pledgee thereby, and (ii) the transfer or disposition (including, but not limited to, the cases set forth under Article 5 of this Agreement) of such other ownership interests owned by the other Pledgors in accordance with such kun-pledge agreement, and hereby undertakes to take necessary actions for the foregoing (i) and/or (ii) when required.

ARTICLE 4.	TERM OF THE PLEDGE

(1)	The Pledge shall take effect on the Execution Date and shall subsist and continue to be in force until the earlier of the date upon which (i) the Closing under the Equity Purchase Agreement shall have been consummated, or (ii) the Secured Obligations shall have been performed or extinguished in full.

(2)	In the event that the term of the Pledge shall have expired pursuant to Section 4(1), the Pledgee shall immediately release the Pledge upon the Pledged Equity. In such case, the Pledgee shall take necessary steps to release the Pledge upon the Pledged Equity, including, but not limited to, providing necessary documents to the Pledgor.

[Exhibit 5.1(9)]

ARTICLE 5.	ENFORCEMENT OF THE PLEDGE

(1)	In the event that the Pledgor fails to perform the Secured Obligations, the Pledgee may enforce the Pledge upon the Pledged Equity in accordance with this Agreement and applicable Laws.

(2)	In the event of the circumstances set forth in Section 5(1), the Pledgee may exercise all rights as a pledgee in relation to the Pledged Equity, including, but not limited to, the following:

1.	the right to dispose of the Pledged Equity at a time, method, and price that are commercially reasonable, and apply the proceeds net of relevant expenses to the satisfaction of the Secured Obligations;

2.	the right to acquire the Pledged Equity in lieu of the full or partial satisfaction of the Secured Obligations by a commercially reasonable method; and

3.	the right to directly receive, demand, or file a lawsuit to collect any funds or other properties that the Pledgee or the Pledgor is entitled to receive in connection with the Pledged Equity, in the name of the Pledgee or the Pledgor, and apply the proceeds to the satisfaction of the Secured Obligations.

(3)	If the Pledgee intends to enforce the Pledge, the Pledgee shall notify the Pledgor of the specific manner elected by the Pledgee by which the Pledge shall be enforced. The Pledgor shall provide the Pledgee with all documents requested by the Pledgee to enforce the Pledge, and shall cooperate with the Pledgee in connection such enforcement if requested by the Pledgee.

(4)	If the proceeds assessed to be recovered by the Pledgee through the enforcement of the Pledge pursuant to this Article 5 are insufficient to cover the entire Secured Obligations and the total amount of reasonable costs and expenses incurred to enforce the Pledge, the shortfall shall be borne by the Pledgor. If there remains any fund after settlement of all relevant costs expenses and the Secured Obligations, the Pledgee shall return such excess to the Pledgor without delay.

ARTICLE 6.	MISCELLANEOUS

(1)	Any separate or future guarantees or collateral provided by the Pledgor or a third party in relation to the Secured Obligations shall not be affected by this Agreement, and such guarantees or collateral shall apply cumulatively with the security interest under this Agreement.

(2)	The costs incurred with respect to the establishment and release of the Pledge under this Agreement shall be borne equally by the Pledgee and the Pledgor, and the costs incurred in connection with the enforcement of the Pledge by the Pledgee shall be borne by the Pledgor.

(3)	Any dispute arising from or in connection with this Agreement shall be resolved by legal proceedings over which the Seoul Central District Court shall have the exclusive jurisdiction as the court of first instance.

(4)	If any provision of this Agreement is found to be invalid, illegal, or unenforceable under applicable Law, the validity, legality, and enforceability of the remaining provisions of this Agreement shall not be affected thereby.

[Remainder of page intentionally left blank]

[Exhibit 5.1(9)]

IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized.

PLEDGOR 1

By:	/s/ Choi, Pyungho

Name:	Choi, Pyungho

Address:	1208-504, 165, Seopangyo-ro, Bundang-gu, Seongnam-si, Gyeonggi-do, Korea

PLEDGOR 2

By:	/s/ Lee, Youngjae

Name:	Lee, Youngjae

Address:	514-1001, 361, Buljeong-ro, Bundang-gu, Seongnam-si, Gyeonggi-do, Korea

PLEDGOR 3

By:	/s/ Song, Hyojeong

Name:	Song, Hyojeong

Address:	404-ho, 1-170, Yejang-dong, Jung-gu, Seoul, Korea

PLEDGOR 4

CY Holdings Co., Ltd.

9th Fl., Milbridgehall, 112, Yeoksam-ro, Gangnam-gu, Seoul, Korea

By:	/s/ Jin Yang Shi Ji

Name:	Jin Yang Shi Ji

Title:	Representative Director

PLEDGOR 5

By:	/s/ Park, Soogyeong

Name:	Park, Soogyeong

Address:	403-ho, Roma Pavillion, 538-1, Sinwol-dong, Yangcheon-gu, Seoul, Korea

PLEDGOR 6

By:	/s/ Hyun, Nayoung

Name:	Hyun, Nayoung

Address:	102-107-ho, 184, Daesan-ro, Ilsanseo-gu, Goyang-si, Gyeonggi-do, Korea

PLEDGOR 7

By:	/s/ Lee, Myeonghyeon

Name:	Lee, Myeonghyeon

Address:	205-ho, 7, Daerim-ro 31-gil, Yeongdeungpo-gu, Seoul, Korea

PLEDGOR 8

By:	/s/ Kim, Minsoo

Name:	Kim, Minsoo

Address:	514-502, 63, Heolleung-ro 590-gil, Gangnam-gu, Seoul, Korea

PLEDGEE

K Enter Holdings Inc.

16192 Coastal Highway, Lewes, Delaware 19958, County of Sussex

By:	/s/ Lee, Yeongjae

Name:	Lee, Yeongjae

Title:	Representative Director

Exhibit 1

Letter of Consent for Disposal

To K Enter Holdings Inc.:

This Letter of Consent for Disposal (this “Letter”) relates to the Equity Pledge Agreement dated April 24, 2023 (the “Equity Pledge Agreement”) between, inter alia, the undersigned as the Pledgor and your company as the Pledgee. Except as otherwise provided in this Letter, all terms used in this Letter shall have the meanings ascribed to them in the Equity Pledge Agreement.

The undersigned, as the owner of 57.48% ownership interests (the “Pledged Equity”) in Solaire Partners LLC, a company having its principal place of business at 9th Fl., Milbridgehall, 112, Yeoksam-ro, Gangnam-gu, Seoul, Korea (the “Company”), has established a kun-pledge upon the Pledged Equity in favor of your company (the “Pledgee”) pursuant to the Equity Pledge Agreement.

The undersigned hereby authorizes the Pledgee to directly dispose (including acquiring title) of the Pledged Equity in accordance with the terms of the Equity Pledge Agreement in the event that the undersigned fails to fulfill the Secured Obligations as stipulated in the Equity Pledge Agreement, and hereby approves that the foregoing authorization cannot be canceled or revoked until the Secured Obligations shall have been fully performed or extinguished. The undersigned affirms that the undersigned will provide all necessary cooperation requested by the Pledgee for or in relation to the disposal of the Pledged Equity including, but not limited to, transferring title to the Pledged Equity and updating the member registry after disposal.

April 24, 2023

PLEDGOR

By:	/s/ Choi, Pyungho

Name:	Choi, Pyungho

Address:	1208-504, 165, Seopangyo-ro, Bundang-gu, Seongnam-si, Gyeonggi-do, Korea

Enclosure:	Certificate of the registered personal seal / 1 Copy

Exhibit 1

Letter of Consent for Disposal

To K Enter Holdings Inc.:

This Letter of Consent for Disposal (this “Letter”) relates to the Equity Pledge Agreement dated April 24, 2023 (the “Equity Pledge Agreement”) between, inter alia, the undersigned as the Pledgor and your company as the Pledgee. Except as otherwise provided in this Letter, all terms used in this Letter shall have the meanings ascribed to them in the Equity Pledge Agreement.

The undersigned, as the owner of 23.28% ownership interests (the “Pledged Equity”) in Solaire Partners LLC, a company having its principal place of business at 9th Fl., Milbridgehall, 112, Yeoksam-ro, Gangnam-gu, Seoul, Korea (the “Company”), has established a kun-pledge upon the Pledged Equity in favor of your company (the “Pledgee”) pursuant to the Equity Pledge Agreement.

The undersigned hereby authorizes the Pledgee to directly dispose (including acquiring title) of the Pledged Equity in accordance with the terms of the Equity Pledge Agreement in the event that the undersigned fails to fulfill the Secured Obligations as stipulated in the Equity Pledge Agreement, and hereby approves that the foregoing authorization cannot be canceled or revoked until the Secured Obligations shall have been fully performed or extinguished. The undersigned affirms that the undersigned will provide all necessary cooperation requested by the Pledgee for or in relation to the disposal of the Pledged Equity including, but not limited to, transferring title to the Pledged Equity and updating the member registry after disposal.

April 24, 2023

PLEDGOR

By:	/s/ Lee, Youngjae

Name:	Lee, Youngjae

Address:	514-1001, 361, Buljeong-ro, Bundang-gu, Seongnam-si, Gyeonggi-do, Korea Enclosure: Certificate of the registered personal seal / 1 Copy

Exhibit 1

Letter of Consent for Disposal

To K Enter Holdings Inc.:

This Letter of Consent for Disposal (this “Letter”) relates to the Equity Pledge Agreement dated April 24, 2023 (the “Equity Pledge Agreement”) between, inter alia, the undersigned as the Pledgor and your company as the Pledgee. Except as otherwise provided in this Letter, all terms used in this Letter shall have the meanings ascribed to them in the Equity Pledge Agreement.

The undersigned, as the owner of 4.75% ownership interests (the “Pledged Equity”) in Solaire Partners LLC, a company having its principal place of business at 9th Fl., Milbridgehall, 112, Yeoksam-ro, Gangnam-gu, Seoul, Korea (the “Company”), has established a kun-pledge upon the Pledged Equity in favor of your company (the “Pledgee”) pursuant to the Equity Pledge Agreement.

The undersigned hereby authorizes the Pledgee to directly dispose (including acquiring title) of the Pledged Equity in accordance with the terms of the Equity Pledge Agreement in the event that the undersigned fails to fulfill the Secured Obligations as stipulated in the Equity Pledge Agreement, and hereby approves that the foregoing authorization cannot be canceled or revoked until the Secured Obligations shall have been fully performed or extinguished. The undersigned affirms that the undersigned will provide all necessary cooperation requested by the Pledgee for or in relation to the disposal of the Pledged Equity including, but not limited to, transferring title to the Pledged Equity and updating the member registry after disposal.

April 24, 2023

PLEDGOR

By:	/s/ Song, Hyojeong

Name:	Song, Hyojeong

Address:	404-ho, 1-170, Yejang-dong, Jung-gu, Seoul, Korea

Enclosure:	Certificate of the registered personal seal / 1 Copy

Exhibit 1

Letter of Consent for Disposal

To K Enter Holdings Inc.:

This Letter of Consent for Disposal (this “Letter”) relates to the Equity Pledge Agreement dated April 24, 2023 (the “Equity Pledge Agreement”) between, inter alia, the undersigned as the Pledgor and your company as the Pledgee. Except as otherwise provided in this Letter, all terms used in this Letter shall have the meanings ascribed to them in the Equity Pledge Agreement.

The undersigned, as the owner of 4.75% ownership interests (the “Pledged Equity”) in Solaire Partners LLC, a company having its principal place of business at 9th Fl., Milbridgehall, 112, Yeoksam-ro, Gangnam-gu, Seoul, Korea (the “Company”), has established a kun-pledge upon the Pledged Equity in favor of your company (the “Pledgee”) pursuant to the Equity Pledge Agreement.

The undersigned hereby authorizes the Pledgee to directly dispose (including acquiring title) of the Pledged Equity in accordance with the terms of the Equity Pledge Agreement in the event that the undersigned fails to fulfill the Secured Obligations as stipulated in the Equity Pledge Agreement, and hereby approves that the foregoing authorization cannot be canceled or revoked until the Secured Obligations shall have been fully performed or extinguished. The undersigned affirms that the undersigned will provide all necessary cooperation requested by the Pledgee for or in relation to the disposal of the Pledged Equity including, but not limited to, transferring title to the Pledged Equity and updating the member registry after disposal.

April 24, 2023

PLEDGOR

CY Holdings Co., Ltd.

9th Fl., Milbridgehall, 112, Yeoksam-ro, Gangnam-gu, Seoul, Korea

By:	/s/ Jin Yang Shi Ji

Name:	Jin Yang Shi Ji

Title:	Representative Director

Enclosure:	Certificate of the registered corporate seal / 1 Copy

Exhibit 1

Letter of Consent for Disposal

To K Enter Holdings Inc.:

This Letter of Consent for Disposal (this “Letter”) relates to the Equity Pledge Agreement dated April 24, 2023 (the “Equity Pledge Agreement”) between, inter alia, the undersigned as the Pledgor and your company as the Pledgee. Except as otherwise provided in this Letter, all terms used in this Letter shall have the meanings ascribed to them in the Equity Pledge Agreement.

The undersigned, as the owner of 1.90% ownership interests (the “Pledged Equity”) in Solaire Partners LLC, a company having its principal place of business at 9th Fl., Milbridgehall, 112, Yeoksam-ro, Gangnam-gu, Seoul, Korea (the “Company”), has established a kun-pledge upon the Pledged Equity in favor of your company (the “Pledgee”) pursuant to the Equity Pledge Agreement.

The undersigned hereby authorizes the Pledgee to directly dispose (including acquiring title) of the Pledged Equity in accordance with the terms of the Equity Pledge Agreement in the event that the undersigned fails to fulfill the Secured Obligations as stipulated in the Equity Pledge Agreement, and hereby approves that the foregoing authorization cannot be canceled or revoked until the Secured Obligations shall have been fully performed or extinguished. The undersigned affirms that the undersigned will provide all necessary cooperation requested by the Pledgee for or in relation to the disposal of the Pledged Equity including, but not limited to, transferring title to the Pledged Equity and updating the member registry after disposal.

April 24, 2023

PLEDGOR

By:	/s/ Park, Soogyeong

Name:	Park, Soogyeong

Address:	403-ho, Roma Pavillion, 538-1, Sinwol-dong, Yangcheon-gu, Seoul, Korea

Enclosure:	Certificate of the registered personal seal / 1 Copy

Exhibit 1

Letter of Consent for Disposal

To K Enter Holdings Inc.:

This Letter of Consent for Disposal (this “Letter”) relates to the Equity Pledge Agreement dated April 24, 2023 (the “Equity Pledge Agreement”) between, inter alia, the undersigned as the Pledgor and your company as the Pledgee. Except as otherwise provided in this Letter, all terms used in this Letter shall have the meanings ascribed to them in the Equity Pledge Agreement.

The undersigned, as the owner of 0.95% ownership interests (the “Pledged Equity”) in Solaire Partners LLC, a company having its principal place of business at 9th Fl., Milbridgehall, 112, Yeoksam-ro, Gangnam-gu, Seoul, Korea (the “Company”), has established a kun-pledge upon the Pledged Equity in favor of your company (the “Pledgee”) pursuant to the Equity Pledge Agreement.

The undersigned hereby authorizes the Pledgee to directly dispose (including acquiring title) of the Pledged Equity in accordance with the terms of the Equity Pledge Agreement in the event that the undersigned fails to fulfill the Secured Obligations as stipulated in the Equity Pledge Agreement, and hereby approves that the foregoing authorization cannot be canceled or revoked until the Secured Obligations shall have been fully performed or extinguished. The undersigned affirms that the undersigned will provide all necessary cooperation requested by the Pledgee for or in relation to the disposal of the Pledged Equity including, but not limited to, transferring title to the Pledged Equity and updating the member registry after disposal.

April 24, 2023

PLEDGOR

By:	/s/ Hyun, Nayoung

Name:	Hyun, Nayoung

Address:	102-107-ho, 184, Daesan-ro, Ilsanseo-gu, Goyang-si, Gyeonggi-do, Korea

Enclosure:	Certificate of the registered personal seal / 1 Copy

Exhibit 1

Letter of Consent for Disposal

To K Enter Holdings Inc.:

This Letter of Consent for Disposal (this “Letter”) relates to the Equity Pledge Agreement dated April 24, 2023 (the “Equity Pledge Agreement”) between, inter alia, the undersigned as the Pledgor and your company as the Pledgee. Except as otherwise provided in this Letter, all terms used in this Letter shall have the meanings ascribed to them in the Equity Pledge Agreement.

The undersigned, as the owner of 0.95% ownership interests (the “Pledged Equity”) in Solaire Partners LLC, a company having its principal place of business at 9th Fl., Milbridgehall, 112, Yeoksam-ro, Gangnam-gu, Seoul, Korea (the “Company”), has established a kun-pledge upon the Pledged Equity in favor of your company (the “Pledgee”) pursuant to the Equity Pledge Agreement.

The undersigned hereby authorizes the Pledgee to directly dispose (including acquiring title) of the Pledged Equity in accordance with the terms of the Equity Pledge Agreement in the event that the undersigned fails to fulfill the Secured Obligations as stipulated in the Equity Pledge Agreement, and hereby approves that the foregoing authorization cannot be canceled or revoked until the Secured Obligations shall have been fully performed or extinguished. The undersigned affirms that the undersigned will provide all necessary cooperation requested by the Pledgee for or in relation to the disposal of the Pledged Equity including, but not limited to, transferring title to the Pledged Equity and updating the member registry after disposal.

April 24, 2023

PLEDGOR

By:	/s/ Lee, Myeonghyeon

Name:	Lee, Myeonghyeon

Address:	205-ho, 7, Daerim-ro 31-gil, Yeongdeungpo-gu, Seoul, Korea

Enclosure:	Certificate of the registered personal seal / 1 Copy

Exhibit 1

Letter of Consent for Disposal

To K Enter Holdings Inc.:

This Letter of Consent for Disposal (this “Letter”) relates to the Equity Pledge Agreement dated April 24, 2023 (the “Equity Pledge Agreement”) between, inter alia, the undersigned as the Pledgor and your company as the Pledgee. Except as otherwise provided in this Letter, all terms used in this Letter shall have the meanings ascribed to them in the Equity Pledge Agreement.

The undersigned, as the owner of 0.95% ownership interests (the “Pledged Equity”) in Solaire Partners LLC, a company having its principal place of business at 9th Fl., Milbridgehall, 112, Yeoksam-ro, Gangnam-gu, Seoul, Korea (the “Company”), has established a kun-pledge upon the Pledged Equity in favor of your company (the “Pledgee”) pursuant to the Equity Pledge Agreement.

The undersigned hereby authorizes the Pledgee to directly dispose (including acquiring title) of the Pledged Equity in accordance with the terms of the Equity Pledge Agreement in the event that the undersigned fails to fulfill the Secured Obligations as stipulated in the Equity Pledge Agreement, and hereby approves that the foregoing authorization cannot be canceled or revoked until the Secured Obligations shall have been fully performed or extinguished. The undersigned affirms that the undersigned will provide all necessary cooperation requested by the Pledgee for or in relation to the disposal of the Pledged Equity including, but not limited to, transferring title to the Pledged Equity and updating the member registry after disposal.

April 24, 2023

PLEDGOR

By:	/s/ Kim, Minsoo

Name:	Kim, Minsoo

Address:	514-502, 63, Heolleung-ro 590-gil, Gangnam-gu, Seoul, Korea

Enclosure:	Certificate of the registered personal seal / 1 Copy

Exhibit 2

Certificate of Transfer

To Transferee:

This Certificate of Transfer relates to the Equity Pledge Agreement dated April 24, 2023 (the “Equity Pledge Agreement”) between, inter alia, the undersigned as the “Pledgor” and K Enter Holdings Inc., a company having its principal place of business at 16192 Coastal Highway, Lewes, Delaware 19958, County of Sussex, as the “Pledgee.”

The undersigned, as the owner of 57.48% ownership interests (the “Pledged Equity”) in Solaire Partners LLC, a company having its principal place of business at 9th Fl., Milbridgehall, 112, Yeoksam-ro, Gangnam-gu, Seoul, Korea (the “Company”), has established a kun-pledge upon the Pledged Equity in favor of your company (the “Pledgee”) pursuant to the Equity Pledge Agreement.

The undersigned, by this Certificate of Transfer, hereby transfers title to the Pledged Equity to K Enter Holdings Inc. pursuant to the Pledgee’s enforcement of the said pledge under the Equity Pledge Agreement. The undersigned confirms that the undersigned has authorized the Pledgee to insert the name of the transferee appropriately at its sole discretion in the event the undersigned fails to perform the Secured Obligations (as defined in the Equity Pledge Agreement) as set forth in the Equity Pledge Agreement and such authorization cannot be revoked or cancelled until the Secured Obligations shall have been fully performed or extinguished. The undersigned acknowledges and covenants that the transfer to you/your company of the Pledged Equity by this Certificate of Transfer shall have legal effect against the undersigned and any third parties and the undersigned shall not raise any objection thereto. The undersigned covenants to provide any and all necessary cooperation with regard to the transfer of the Pledged Equity upon request by you/your company.

April 24, 2023

PLEDGOR

By:	/s/ Choi, Pyungho

Name:	Choi, Pyungho

Address:	1208-504, 165, Seopangyo-ro, Bundang-gu, Seongnam-si, Gyeonggi-do, Korea

Enclosure:	Certificate of the registered personal seal / 1 Copy

Exhibit 2

Certificate of Transfer

To Transferee:

This Certificate of Transfer relates to the Equity Pledge Agreement dated April 24, 2023 (the “Equity Pledge Agreement”) between, inter alia, the undersigned as the “Pledgor” and K Enter Holdings Inc., a company having its principal place of business at 16192 Coastal Highway, Lewes, Delaware 19958, County of Sussex, as the “Pledgee.”

The undersigned, as the owner of 23.28% ownership interests (the “Pledged Equity”) in Solaire Partners LLC, a company having its principal place of business at 9th Fl., Milbridgehall, 112, Yeoksam-ro, Gangnam-gu, Seoul, Korea (the “Company”), has established a kun-pledge upon the Pledged Equity in favor of your company (the “Pledgee”) pursuant to the Equity Pledge Agreement.

The undersigned, by this Certificate of Transfer, hereby transfers title to the Pledged Equity to K Enter Holdings Inc. pursuant to the Pledgee’s enforcement of the said pledge under the Equity Pledge Agreement. The undersigned confirms that the undersigned has authorized the Pledgee to insert the name of the transferee appropriately at its sole discretion in the event the undersigned fails to perform the Secured Obligations (as defined in the Equity Pledge Agreement) as set forth in the Equity Pledge Agreement and such authorization cannot be revoked or cancelled until the Secured Obligations shall have been fully performed or extinguished. The undersigned acknowledges and covenants that the transfer to you/your company of the Pledged Equity by this Certificate of Transfer shall have legal effect against the undersigned and any third parties and the undersigned shall not raise any objection thereto. The undersigned covenants to provide any and all necessary cooperation with regard to the transfer of the Pledged Equity upon request by you/your company.

April 24, 2023

PLEDGOR

By:	/s/ Lee, Youngjae

Name:	Lee, Youngjae

Address:	514-1001, 361, Buljeong-ro, Bundang-gu, Seongnam-si, Gyeonggi-do, Korea

Enclosure:	Certificate of the registered personal seal / 1 Copy

Exhibit 2

Certificate of Transfer

To Transferee:

This Certificate of Transfer relates to the Equity Pledge Agreement dated April 24, 2023 (the “Equity Pledge Agreement”) between, inter alia, the undersigned as the “Pledgor” and K Enter Holdings Inc., a company having its principal place of business at 16192 Coastal Highway, Lewes, Delaware 19958, County of Sussex, as the “Pledgee.”

The undersigned, as the owner of 4.75% ownership interests (the “Pledged Equity”) in Solaire Partners LLC, a company having its principal place of business at 9th Fl., Milbridgehall, 112, Yeoksam-ro, Gangnam-gu, Seoul, Korea (the “Company”), has established a kun-pledge upon the Pledged Equity in favor of your company (the “Pledgee”) pursuant to the Equity Pledge Agreement.

The undersigned, by this Certificate of Transfer, hereby transfers title to the Pledged Equity to K Enter Holdings Inc. pursuant to the Pledgee’s enforcement of the said pledge under the Equity Pledge Agreement. The undersigned confirms that the undersigned has authorized the Pledgee to insert the name of the transferee appropriately at its sole discretion in the event the undersigned fails to perform the Secured Obligations (as defined in the Equity Pledge Agreement) as set forth in the Equity Pledge Agreement and such authorization cannot be revoked or cancelled until the Secured Obligations shall have been fully performed or extinguished. The undersigned acknowledges and covenants that the transfer to you/your company of the Pledged Equity by this Certificate of Transfer shall have legal effect against the undersigned and any third parties and the undersigned shall not raise any objection thereto. The undersigned covenants to provide any and all necessary cooperation with regard to the transfer of the Pledged Equity upon request by you/your company.

April 24, 2023

PLEDGOR

By:	/s/ Song, Hyojeong

Name:	Song, Hyojeong

Address:	404-ho, 1-170, Yejang-dong, Jung-gu, Seoul, Korea

Enclosure:	Certificate of the registered personal seal / 1 Copy

Exhibit 2

Certificate of Transfer

To Transferee:

This Certificate of Transfer relates to the Equity Pledge Agreement dated April 24, 2023 (the “Equity Pledge Agreement”) between, inter alia, the undersigned as the “Pledgor” and K Enter Holdings Inc., a company having its principal place of business at 16192 Coastal Highway, Lewes, Delaware 19958, County of Sussex, as the “Pledgee.”

The undersigned, as the owner of 4.75% ownership interests (the “Pledged Equity”) in Solaire Partners LLC, a company having its principal place of business at 9th Fl., Milbridgehall, 112, Yeoksam-ro, Gangnam-gu, Seoul, Korea (the “Company”), has established a kun-pledge upon the Pledged Equity in favor of your company (the “Pledgee”) pursuant to the Equity Pledge Agreement.

The undersigned, by this Certificate of Transfer, hereby transfers title to the Pledged Equity to K Enter Holdings Inc. pursuant to the Pledgee’s enforcement of the said pledge under the Equity Pledge Agreement. The undersigned confirms that the undersigned has authorized the Pledgee to insert the name of the transferee appropriately at its sole discretion in the event the undersigned fails to perform the Secured Obligations (as defined in the Equity Pledge Agreement) as set forth in the Equity Pledge Agreement and such authorization cannot be revoked or cancelled until the Secured Obligations shall have been fully performed or extinguished. The undersigned acknowledges and covenants that the transfer to you/your company of the Pledged Equity by this Certificate of Transfer shall have legal effect against the undersigned and any third parties and the undersigned shall not raise any objection thereto. The undersigned covenants to provide any and all necessary cooperation with regard to the transfer of the Pledged Equity upon request by you/your company.

April 24, 2023

PLEDGOR

CY Holdings Co., Ltd.

9th Fl., Milbridgehall, 112, Yeoksam-ro, Gangnam-gu, Seoul, Korea

By:	/s/ Jin Yang Shi Ji

Name:	Jin Yang Shi Ji

Title:	Representative Director

Enclosure:	Certificate of the registered corporate seal / 1 Copy

Exhibit 2

Certificate of Transfer

To Transferee:

This Certificate of Transfer relates to the Equity Pledge Agreement dated April 24, 2023 (the “Equity Pledge Agreement”) between, inter alia, the undersigned as the “Pledgor” and K Enter Holdings Inc., a company having its principal place of business at 16192 Coastal Highway, Lewes, Delaware 19958, County of Sussex, as the “Pledgee.”

The undersigned, as the owner of 1.90% ownership interests (the “Pledged Equity”) in Solaire Partners LLC, a company having its principal place of business at 9th Fl., Milbridgehall, 112, Yeoksam-ro, Gangnam-gu, Seoul, Korea (the “Company”), has established a kun-pledge upon the Pledged Equity in favor of your company (the “Pledgee”) pursuant to the Equity Pledge Agreement.

The undersigned, by this Certificate of Transfer, hereby transfers title to the Pledged Equity to K Enter Holdings Inc. pursuant to the Pledgee’s enforcement of the said pledge under the Equity Pledge Agreement. The undersigned confirms that the undersigned has authorized the Pledgee to insert the name of the transferee appropriately at its sole discretion in the event the undersigned fails to perform the Secured Obligations (as defined in the Equity Pledge Agreement) as set forth in the Equity Pledge Agreement and such authorization cannot be revoked or cancelled until the Secured Obligations shall have been fully performed or extinguished. The undersigned acknowledges and covenants that the transfer to you/your company of the Pledged Equity by this Certificate of Transfer shall have legal effect against the undersigned and any third parties and the undersigned shall not raise any objection thereto. The undersigned covenants to provide any and all necessary cooperation with regard to the transfer of the Pledged Equity upon request by you/your company.

April 24, 2023

PLEDGOR

By:	/s/ Park, Soogyeong

Name:	Park, Soogyeong

Address:	403-ho, Roma Pavillion, 538-1, Sinwol-dong, Yangcheon-gu, Seoul, Korea

Enclosure:	Certificate of the registered personal seal / 1 Copy

Exhibit 2

Certificate of Transfer

To Transferee:

This Certificate of Transfer relates to the Equity Pledge Agreement dated April 24, 2023 (the “Equity Pledge Agreement”) between, inter alia, the undersigned as the “Pledgor” and K Enter Holdings Inc., a company having its principal place of business at 16192 Coastal Highway, Lewes, Delaware 19958, County of Sussex, as the “Pledgee.”

The undersigned, as the owner of 0.95% ownership interests (the “Pledged Equity”) in Solaire Partners LLC, a company having its principal place of business at 9th Fl., Milbridgehall, 112, Yeoksam-ro, Gangnam-gu, Seoul, Korea (the “Company”), has established a kun-pledge upon the Pledged Equity in favor of your company (the “Pledgee”) pursuant to the Equity Pledge Agreement.

The undersigned, by this Certificate of Transfer, hereby transfers title to the Pledged Equity to K Enter Holdings Inc. pursuant to the Pledgee’s enforcement of the said pledge under the Equity Pledge Agreement. The undersigned confirms that the undersigned has authorized the Pledgee to insert the name of the transferee appropriately at its sole discretion in the event the undersigned fails to perform the Secured Obligations (as defined in the Equity Pledge Agreement) as set forth in the Equity Pledge Agreement and such authorization cannot be revoked or cancelled until the Secured Obligations shall have been fully performed or extinguished. The undersigned acknowledges and covenants that the transfer to you/your company of the Pledged Equity by this Certificate of Transfer shall have legal effect against the undersigned and any third parties and the undersigned shall not raise any objection thereto. The undersigned covenants to provide any and all necessary cooperation with regard to the transfer of the Pledged Equity upon request by you/your company.

April 24, 2023

PLEDGOR

By:	/s/ Hyun, Nayoung

Name:	Hyun, Nayoung

Address:	102-107-ho, 184, Daesan-ro, Ilsanseo-gu, Goyang-si, Gyeonggi-do, Korea

Enclosure:	Certificate of the registered personal seal / 1 Copy

Exhibit 2

Certificate of Transfer

To Transferee:

This Certificate of Transfer relates to the Equity Pledge Agreement dated April 24, 2023 (the “Equity Pledge Agreement”) between, inter alia, the undersigned as the “Pledgor” and K Enter Holdings Inc., a company having its principal place of business at 16192 Coastal Highway, Lewes, Delaware 19958, County of Sussex, as the “Pledgee.”

The undersigned, as the owner of 0.95% ownership interests (the “Pledged Equity”) in Solaire Partners LLC, a company having its principal place of business at 9th Fl., Milbridgehall, 112, Yeoksam-ro, Gangnam-gu, Seoul, Korea (the “Company”), has established a kun-pledge upon the Pledged Equity in favor of your company (the “Pledgee”) pursuant to the Equity Pledge Agreement.

The undersigned, by this Certificate of Transfer, hereby transfers title to the Pledged Equity to K Enter Holdings Inc. pursuant to the Pledgee’s enforcement of the said pledge under the Equity Pledge Agreement. The undersigned confirms that the undersigned has authorized the Pledgee to insert the name of the transferee appropriately at its sole discretion in the event the undersigned fails to perform the Secured Obligations (as defined in the Equity Pledge Agreement) as set forth in the Equity Pledge Agreement and such authorization cannot be revoked or cancelled until the Secured Obligations shall have been fully performed or extinguished. The undersigned acknowledges and covenants that the transfer to you/your company of the Pledged Equity by this Certificate of Transfer shall have legal effect against the undersigned and any third parties and the undersigned shall not raise any objection thereto. The undersigned covenants to provide any and all necessary cooperation with regard to the transfer of the Pledged Equity upon request by you/your company.

April 24, 2023

PLEDGOR

By:	/s/ Lee, Myeonghyeon

Name:	Lee, Myeonghyeon

Address:	205-ho, 7, Daerim-ro 31-gil, Yeongdeungpo-gu, Seoul, Korea

Enclosure:	Certificate of the registered personal seal / 1 Copy

Exhibit 2

Certificate of Transfer

To Transferee:

This Certificate of Transfer relates to the Equity Pledge Agreement dated April 24, 2023 (the “Equity Pledge Agreement”) between, inter alia, the undersigned as the “Pledgor” and K Enter Holdings Inc., a company having its principal place of business at 16192 Coastal Highway, Lewes, Delaware 19958, County of Sussex, as the “Pledgee.”

The undersigned, as the owner of 0.95% ownership interests (the “Pledged Equity”) in Solaire Partners LLC, a company having its principal place of business at 9th Fl., Milbridgehall, 112, Yeoksam-ro, Gangnam-gu, Seoul, Korea (the “Company”), has established a kun-pledge upon the Pledged Equity in favor of your company (the “Pledgee”) pursuant to the Equity Pledge Agreement.

The undersigned, by this Certificate of Transfer, hereby transfers title to the Pledged Equity to K Enter Holdings Inc. pursuant to the Pledgee’s enforcement of the said pledge under the Equity Pledge Agreement. The undersigned confirms that the undersigned has authorized the Pledgee to insert the name of the transferee appropriately at its sole discretion in the event the undersigned fails to perform the Secured Obligations (as defined in the Equity Pledge Agreement) as set forth in the Equity Pledge Agreement and such authorization cannot be revoked or cancelled until the Secured Obligations shall have been fully performed or extinguished. The undersigned acknowledges and covenants that the transfer to you/your company of the Pledged Equity by this Certificate of Transfer shall have legal effect against the undersigned and any third parties and the undersigned shall not raise any objection thereto. The undersigned covenants to provide any and all necessary cooperation with regard to the transfer of the Pledged Equity upon request by you/your company.

April 24, 2023

PLEDGOR

By:	/s/ Kim, Minsoo

Name:	Kim, Minsoo

Address:	514-502, 63, Heolleung-ro 590-gil, Gangnam-gu, Seoul, Korea

Enclosure:	Certificate of the registered personal seal / 1 Copy

AMENDMENT TO THE EQUITY PURCHASE AGREEMENT

This AMENDMENT TO THE EQUITY PURCHASE AGREEMENT (this “Amendment”) is made and entered into on this 14th day of September 2023 by and among:

(x)	Choi, Pyungho, an individual (Date of Birth: January 5, 1957) having an address at 1208-504, 165, Seopangyo-ro, Bundang-gu, Seongnam-si, Gyeonggi-do, the Republic of Korea (“Korea”) (“Seller 1”);

(xi)	Lee, Youngjae, an individual (Date of Birth: December 11, 1973) having an address at 514-1001, 361, Buljeong-ro, Bundang-gu, Seongnam-si, Gyeonggi-do, Korea (“Seller 2”);

(xii)	Song, Hyojeong, an individual (Date of Birth: August 14, 1982) having an address at 404-ho, 1-170, Yejang-dong, Jung-gu, Seoul, Korea (“Seller 3”);

(xiii)	CY Holdings Co., Ltd., a company having its principal place of business at 11th Fl., 527, Eonju-ro, Gangnam-gu, Seoul, Korea (business license number: 361-88-01367) (“Seller 4”);

(xiv)	Park, Sukyung, an individual (Date of Birth: September 7, 1977) having an address at 403-ho, Roma Pavillion, 538-1, Sinwol-dong, Yangcheon-gu, Seoul, Korea (“Seller 5”);

(xv)	Hyun, Nayoung, an individual (Date of Birth: April 30, 1979) having an address at 103-203ho, Gangnam-daero 27-gil, Seocho-gu, Seoul, Korea (“Seller 6”);

(xvi)	Lee, Myeonghyeon, an individual (Date of Birth: June 13, 1985) having an address at 205-ho, 7, Daerim-ro 31-gil, Yeongdeungpo-gu, Seoul, Korea (“Seller 7”); and

(xvii)	Kim, Minsoo, an individual (Date of Birth: February 16, 1996) having an address at 514-502, 63, Heolleung-ro 590-gil, Gangnam-gu, Seoul, Korea (“Seller 8”).

Seller 1, Seller 2, Seller 3, Seller 4, Seller 5, Seller 6, Seller 7 and Seller 8 shall hereinafter be referred to individually as a “Seller” and collectively as the “Sellers.”

(xviii)	K Enter Holdings Inc., a company having its principal place of business at 16192 Coastal Highway, Lewes, Delaware 19958, County of Sussex (the “Purchaser”).

The Sellers and the Purchaser shall hereinafter be referred to individually as a “Party” and collectively as the “Parties.”

WITNESSETH

WHEREAS, on March 31, 2023, the Parties have entered into an equity purchase agreement whereby Seller 1, Seller 2, Seller 3, Seller 4, Seller 5, Seller 6, Seller 7, and Seller 8 agreed to each sell to the Purchaser, and the Purchaser agreed to purchase from each Seller, 57.48%, 23.28%, 4.75%, 4.75%, 1.90%, 0.95%, 0.95% and 0.95% ownership interests, respectively, in Solaire Partners LLC (the “Company”), a company having its principal place of business at 11th Fl., 527, Eonju-ro, Gangnam-gu, Seoul, Korea (the “Equity Purchase Agreement”); and

WHEREAS, the Parties have agreed to amend the Equity Purchase Agreement to make certain changes.

NOW, THEREFORE, in consideration of the mutual agreements contained in this Amendment, the Parties agree as follows:

ARTICLE 1. AMENDMENT TO THE EQUITY PURCHASE AGREEMENT

(1)	The Parties agree to amend the Equity Purchase Agreement as follows:

Before Amendment	After Amendment

2.2 Purchase Price.

(2) The issuance of the newly issued shares under Section 2.2(1) shall be promptly performed to the extent practically feasible after the closing of the transaction under the merger agreement to be entered into between the Purchaser and the SPAC (the “Merger Agreement”).

2.2 Purchase Price. (2) <Deleted>

3.1 Closing. The closing of the transaction relating to the sale and purchase of the Sale Equity (the “Closing”) shall, subject to the satisfaction of all of the conditions precedent to the Closing set forth in Article 6 (including where a Party waives the conditions precedent to the Closing in accordance with in Article 6), take place on the date upon which the execution and performance of the Merger Agreement shall have each been approved at the meeting of the shareholders of the Purchaser and the SPAC (in the event where the dates of approval differ, the later date) or such other date as agreed by the Parties (the “Closing Date”) at the offices of Lee & Ko located at 18F, New Hanjin Building, 63 Namdaemun-ro, Jung-gu, Seoul 04532, Korea or such other place as agreed by the Parties.

3.1 Closing. The closing of the transaction relating to the sale and purchase of the Sale Equity (the “Closing”) shall, subject to the satisfaction of all of the conditions precedent to the Closing set forth in Article 6 (including where a Party waives the conditions precedent to the Closing in accordance with in Article 6), take place on ~~the date upon which the execution and performance of the Merger Agreement shall have each been approved at the meeting of the shareholders of the Purchaser and the SPAC (in the event where the dates of approval differ, the later date)~~January 5, 2024 or ~~such other date as agreed by the Parties~~ such other date as designated by the purchaser (the “Closing Date”) at the offices of Lee & Ko located at 18F, New Hanjin Building, 63 Namdaemun-ro, Jung-gu, Seoul 04532, Korea or such other place as agreed by the Parties

3.3 Purchaser’s Performance Obligations at the Closing. On the Closing Date, simultaneously with the Sellers’ performance of its obligations set forth in Section 3.2, the Purchaser shall perform the following: (1) provide the Sellers with documents reasonably requested by the Sellers.

3.3 Purchaser’s Performance Obligations at the Closing. On the Closing Date, simultaneously with the Sellers’ performance of its obligations set forth in Section 3.2, the Purchaser shall perform the following:

(1) delivery of new shares issued by the Purchaser as set forth in Section 2.2(1) (upon the request of the Seller, the Purchaser shall deliver a copy of the document corresponding to the shareholder register where the Seller is listed as the owner of such shares); and

(2) provide the Sellers with documents reasonably requested by the Sellers.

6.1 Conditions Precedent to the Obligations of the Purchaser.

(5) the execution of and the performance of the obligations under the Merger Agreement shall have been validly and effectively approved by the shareholders’ meetings of the Purchaser and the SPAC, respectively;

6.1 Conditions Precedent to the Obligations of the Purchaser. (5) <Deleted>

6.2 Conditions Precedent to the Obligations of the Sellers.

(4) the execution of and the performance of the obligations under the Merger Agreement shall have been validly and effectively approved by the shareholders’ meetings of the Purchaser and the SPAC, respectively;

6.2 Conditions Precedent to the Obligations of the Sellers. (4) <Deleted>
8.1 Termination by Mutual Agreement. At any time prior to the closing of the transaction contemplated under the Merger Agreement, this Agreement may be terminated by the written agreement of the Parties.	8.1 Termination by Mutual Agreement. At any time prior to the closing of the transaction contemplated under the merger agreement to be entered into between the Purchaser and the SPAC (the “Merger Agreement”), this Agreement may be terminated by the written agreement of the Parties.

ARTICLE 2. EXPENSES FOR EXTERNAL AUDIT REPORTS

Notwithstanding anything contrary in Section 9.6 of the Share Purchase Agreement, any cost and expense incurred in connection with the preparation of the Company’s external audit reports required to be submitted to U.S. government agencies during the merger and listing process of the SPAC shall be borne by the Purchaser.

ARTICLE 3. MISCELLANEOUS

(1)	This Amendment shall come into effect upon the signature or execution by all Parties.

(2)	This Amendment shall be executed in Korean and English, and in the event of any discrepancy, the English version shall prevail.

(3)	The Parties agree that they shall not contest the validity of this Amendment under any circumstances.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the Parties hereto have caused this Amendment to be executed as of the date first written above by their respective officers thereunto duly authorized.

SELLER 1

By:	/s/ Choi, Pyungho

Name:	Choi, Pyungho

Address:	1208-504, 165, Seopangyo-ro, Bundang-gu, Seongnam-si, Gyeonggi-do, Korea

SELLER 2

By:	/s/ Lee, Youngjae

Name:	Lee, Youngjae

Address:	514-1001, 361, Buljeong-ro, Bundang-gu, Seongnam-si, Gyeonggi-do, Korea

SELLER 3

By:	/s/ Song, Hyojeong

Name:	Song, Hyojeong

Address:	404-ho, 1-170, Yejang-dong, Jung-gu, Seoul, Korea

SELLER 4

CY Holdings Co., Ltd.

11th Fl., 527, Eonju-ro, Gangnam-gu, Seoul, Korea

By:	/s/ Jin Yang Shi Ji

Name:	Jin Yang Shi Ji

Title:	Representative Director

SELLER 5

By:	/s/ Park, Sukyung

Name:	Park, Sukyung

Address:	403-ho, Roma Pavillion, 538-1, Sinwol-dong, Yangcheon-gu, Seoul, Korea

SELLER 6

By:	/s/ Hyun, Nayoung

Name:	Hyun, Nayoung

Address:	103-203ho, Gangnam-daero 27-gil, Seocho-gu, Seoul, Korea

SELLER 7

By:	/s/ Lee, Myeonghyeon

Name:	Lee, Myeonghyeon

Address:	205-ho, 7, Daerim-ro 31-gil, Yeongdeungpo-gu, Seoul, Korea

SELLER 8

By:	/s/ Kim, Minsoo

Name:	Kim, Minsoo

Address:	514-502, 63, Heolleung-ro 590-gil, Gangnam-gu, Seoul, Korea

PURCHASER

K Enter Holdings Inc.

16192 Coastal Highway, Lewes, Delaware 19958, County of Sussex

By:	/s/ Lee, Youngjae

Name:	Lee, Youngjae

Title:	Representative Director

SECOND AMENDMENT TO THE EQUITY PURCHASE AGREEMENT

This SECOND AMENDMENT TO THE EQUITY PURCHASE AGREEMENT (this “Second Amendment”) is made and entered into on this 18th day of January 2024 by and among:

(i)	Choi, Pyeungho, an individual (Date of Birth: January 5, 1957) having an address at 1208-504, 165, Seopangyo-ro, Bundang-gu, Seongnam-si, Gyeonggi-do, the Republic of Korea (“Korea”) (“Seller 1”);

(ii)	Lee, Youngjae, an individual (Date of Birth: December 11, 1973) having an address at 514-1001, 361, Buljeong-ro, Bundang-gu, Seongnam-si, Gyeonggi-do, Korea (“Seller 2”);

(iii)	Song, Hyojung, an individual (Date of Birth: August 14, 1982) having an address at 404-ho, 1-170, Yejang-dong, Jung-gu, Seoul, Korea (“Seller 3”);

(iv)	CY Holdings Co., Ltd., a company having its principal place of business at 11° Fl Telepia Bldg, 527, Eonju-ro, Gangnam-gu, Seoul, Korea (business license number: 361-88-01367) (“Seller 4”);

(v)	Park, Sukyung, an individual (Date of Birth: September 7, 1977) having an address at 403-ho, Roma Pavillion, 538-1, Sinwol-dong, Yangcheon-gu, Seoul, Korea (“Seller 5”);

(vi)	Hyun, Nayoung, an individual (Date of Birth: April 30, 1979) having an address at 102-107-ho, 184, Daesan-ro, Ilsanseo-gu, Goyang-si, Gyeonggi-do, Korea (“Seller 6”);

(vii)	Lee, Myeonghyeon, an individual (Date of Birth: June 13, 1985) having an address at 205-ho, 7, Daerim-ro 31-gi1, Yeongdeungpo-gu, Seoul, Korea (“Seller 7”); and

(viii)	Kim, Minsoo, an individual (Date of Birth: February 16, 1996) having an address at 514-502, 63, Heolleung-ro 590-gi1, Gangnam-gu, Seoul, Korea (“Seller 8”).

Seller 1, Seller 2, Seller 3, Seller 4, Seller 5, Seller 6, Seller 7 and Seller 8 shall hereinafier be referred to individually as a “Seller” and collectively as the “Sellers.”

(ix)	K Enter Holdings Inc., a company having its principal place of business at 16192 Coastal Highway, Lewes, Delaware 19958, County of Sussex (the “Purchaser”).

The Sellers and the Purchaser shall hereinafter be referred to individually as a “Paw” and collectively as the. “Parties.”

WITNESSETH

WHEREAS, March 31, 2023, the parties have entered into an equity purchase agreement when by Seller 1, Seller 2, Seller 3, Seller 4, Seller 5, Seller 6, Seller 7, and Seller 8 agreed to each sell to the Purchaser and the Purchaser agreed to purchase from each Seller, 57.48%, 23.28%, 4.75%, 4.75%, 1.90%, 0.95%, 0.95% and 0.95% ownership interests, respectively, in Solaire Partners LLC (the “Company”), a company having its principal place of business at 9° F1., Milbridgehall, 112, Yeoksam-ro, Gangnam-gu, Seoul, Korea (the “Equitv Purchase Agreement”); and

WHEREAS, the Parties have previously amended the Equity Purchase Agreement by executing the Amendment to the Equity Purchase Agreement dated September 14, 2023, which modified certain terms and conditions of the Equity Purchase Agreement; and

WHEREAS, the Parties have agreed to further amend the Equity Purchase Agreement as set forth in this Second Amendment.

NOW, THEREFORE, in consideration of the mutual agreements contained in this Second Amendment, the Parties agree as follows:

ARTICLE 1.	AMENDMENT TO THE EQUITY PURCHASE AGREEMENT

(1)	The Parties agree to amend the Equity Purchase Agreement as follows:

Before Amendment	After Amendment
5.2 Post-Closing Covenants.	5.2 Post-Closins Covenants.

(2)

Continued Service. Unless otherwise determined by the members’ meeting of the Company, Seller 1 and Seller 2 may not resign from the office of the manager and/or representative manager of the Company, as applicable, from the Closing Date until the expiration of the five (5) year period commencing on the Closing Date. Seller 1 and Seller 2 shall faithfully carry out the management activities of the Company based on the duty of care as a prudent manager, the fiduciary duty, and the duty of loyalty. In the event that either of Seller 1 or Seller 2 resigns from the office of the manager and/or the representative that in management the company, as applicable, in violation of this clause, such Seller shall pay to the Purchaser a penalty in the amount equal to the larger of (i) an amount equivalent to fifty percent (50%) of the Purchase Price; and (ii) KRW7,500,000,000.

(2) <Deleted>

ARTICLE 2.	MISCELLANEOUS

(1)	This Second Amendment shall come into effect upon the signature or execution by all Parties.

(2)	This Second Amendment shall be executed in Korean and English, and in the event of any discrepancy, the English version shall prevail.

(3)	The Parties agree that they shall not contest the validity of this Second Amendment under any circumstances.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the Parties hereto have caused this Second Amendment to be executed as of the date first written above by their respective officers thereunto duly authorized.

SELLER 1

By:	/s/ Choi, Pyeungho
Name:	Choi, Pyeungho
Address:	1208-504, 165, Seopangyo-ro, Bundang-gu, Seongnam-si, Gyeonggi-do, Korea

Amendment Signature Page

SELLER 2

By:	/s/ Lee, S’oiingjae
Name:	Lee, S’oiingjae
Address:	514-1001, 361, Buljeong-ro, Bundang-gu, Seongnam-si, Gyeonggi-do, Korea

Amendment Signature Page

SELLER 3

By:	/s/ Song, Hyojung
Name:	Song, Hyojung
Address:	404-ho, 1-170, Yejang-dong, Jung-gu, Seoul, Korea

Amendment Signature Page

SELLER 4

CY Holdings Co., Ltd.

11° F1 Telepia Bldg, 527, Eonju-ro, Gangnam-gu, Seoul, Korea

By:	/s/ Jin Yang Shi Ji
Name:	Jin Yang Shi Ji
Title:	Representative Director

Amendment Signature Page

SELLER 5

By:	/s/ Park, Sukyung
Name:	Park, Sukyung
Address:	403-ho, Roma Pavillion, 538-1, Sinwol-dong, Yangcheon-gu, Seoul, Korea

Amendment Signature Page

SELLER 6

By:	/s/ Hyun, Nayoung
Name:	Hyun, Nayoung
Address:	102-107-ho, 184, Daesan-ro, Ilsanseo-gu, Goyang-si, Gyeonggi-do, Korea

Amendment Signature Page

SELLER 7

By:	/s/ Lee, Myeonghyeon
Name:	Lee, Myeonghyeon
Address:	205-ho, 7, Daerim-ro 31-gi1, Yeongdeungpo-gu, Seoul, Korea

Amendment Signature Page

SELLER 8

By:	/s/ Kim, Minsoo
Name:	Kim, Minsoo
Address:	514-502, 63, Heolleung-ro 590-gi1, Gangoam-gu, Seoul, Korea

Amendment Signature Page

PURCHASER

K Enter Holdings Inc.

16192 Coastal Highway, Lewes, Delaware 19958, County of Sussex

By:	/s/ Lee, Youngjae
Name:	Lee, Youngjae
Title:	Representative Director

Amendment Signature Page